As filed with the Securities and Exchange Commission on February 22, 2021

1933 Act File No. 333-239784

1940 Act File No. 811-23586

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X]	Registration Statement Under the Securities Act of 1933
[X]	Pre-Effective Amendment No. 3
[ ]	Post-Effective Amendment No. _

and

[X]	Registration Statement Under the Investment Company Act of 1940
[X]	Amendment No. 3

RiverNorth Flexible Municipal Income Fund II, Inc.

Exact Name of Registrant as Specified in Charter

325 North LaSalle Street, Suite 645, Chicago, Illinois 60654

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(312) 832-1440

Registrant’s Telephone Number, including Area Code

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Morrison C. Warren, Esq.	Allison Fumai
Walter L. Draney, Esq.	Dechert LLP
E. Roy Kim, Esq.	1095 Avenue of the Americas
Chapman and Cutler LLP	New York, New York 10036
111 West Monroe Street
Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

_______________

[   ] Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[   ] Check box if any securities being registered on the Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[   ] Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[   ] Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[   ] Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[   ] when declared effective pursuant to section 8(c)

If appropriate, check the following box:

[   ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[   ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[   ] This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

[   ] This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

[X] Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”))

[   ] Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[   ] Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[   ] A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[   ] Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[   ] Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

[   ] If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[X] New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

_______________

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered(2)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common Stock, $0.0001 par value	25,000,000	$20.00	$500,000,000	$54,550

(1)	Estimated solely for the purpose of determining the registration fee.

(2)	This number includes all shares that may be issued pursuant to the Underwriters’ over-allotment option.

(3)	$1.30 of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

Subject to Completion, Dated February 22, 2021

                    Shares

RiverNorth Flexible Municipal Income Fund II, Inc.

Common Stock

$20.00 per Share

The Fund. RiverNorth Flexible Municipal Income Fund II, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.

Investment Objectives. The Fund’s primary investment objective is current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return. There is no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies. Under normal market conditions, the Fund will seek to achieve its investment objectives by investing, directly or indirectly, at least 80% of its Managed Assets (as defined below) in municipal bonds, the interest on which is, in the opinion of bond counsel to the issuers, generally excludable from gross income for regular U.S. federal income tax purposes, except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax (“Municipal Bonds”).

The Fund will seek to allocate its assets among the two principal investment strategies described below:

Tactical Municipal Closed-End Fund Strategy (25% - 65% of Managed Assets): This strategy will seek to (i) generate returns through investments in other investment companies, consisting principally of closed-end funds and exchange-traded funds (collectively, the “Underlying Funds”), that invest, under normal market conditions, at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds, and (ii) derive value from the discount and premium spreads associated with closed-end funds that invest, under normal market conditions, at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds. The term “tactical” is used to indicate that this strategy will seek to take advantage of pricing discrepancies in the closed-end fund market (e.g., the difference between a closed-end fund’s market value and its net asset value).

Municipal Bond Income Strategy (35% - 75% of Managed Assets): This strategy seeks to capitalize on inefficiencies in the tax-exempt and tax-advantaged securities markets through investments in Municipal Bonds. Under normal market conditions, the Fund may not directly invest more than 25% of the Managed Assets allocated to this strategy in Municipal Bonds in any one industry or in any one state of origin, and the Fund may not directly invest more than 5% of the Managed Assets allocated to this strategy in the Municipal Bonds of any one issuer, except that the foregoing industry and issuer restrictions shall not apply to general obligation bonds and the Fund will consider the obligor or borrower underlying the Municipal Bond to be the “issuer.” The Fund may invest up to 30% of the Managed Assets allocated to this strategy in Municipal Bonds that pay interest that may be includable in taxable income for purposes of the Federal alternative minimum tax. The Fund can invest, directly or indirectly through Underlying Funds, in bonds of any maturity; however, under this strategy, it will generally invest in Municipal Bonds that have a maturity of five years or longer at the time of purchase.

(continued on following page)

No Prior History. Because the Fund is newly organized, the shares of the Fund’s common stock (the “Common Shares”) have no history of public trading. Common shares of closed-end funds frequently trade at prices lower than net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their Common Shares in a relatively short period after the completion of this initial public offering. The Fund intends to list the Common Shares on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “RFMZ.” Although the Common Shares are listed on the NYSE, there may be no or limited trading volume in the Fund’s shares. Accordingly, investors may not be able to sell all or part of their Common Shares in a particular time frame.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information, dated                    (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Prospectus, the SAI, annual and semi-annual reports to shareholders (when available) and other information about the Fund, or make shareholder inquiries, by calling (844) 569-4750, by writing to the Fund at 325 North LaSalle Street, Suite 645, Chicago, IL 60654, or by visiting the Fund’s and the Adviser’s website at www.rivernorth.com (information included on the website does not form a part of this Prospectus), or from the SEC’s website at www.sec.gov.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual reports to shareholders will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website at www.rivernorth.com, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling (844) 569-4750.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (844) 569-4750 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investing in the Fund’s common stock involves certain risks. See “Risks” beginning on page 29 of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.00	$
Proceeds, after expenses, to the Fund(3)	$20.00	$

(notes continued on the next page)

The underwriters expect to deliver the Common Shares to purchasers on or about

ii

UBS Investment Bank
Wells Fargo Securities
RBC Capital Markets
Stifel

B. Riley Securities	Bancroft Capital	Brookline Capital Markets, a division of Arcadia Securities, LLC
D.A. Davidson & Co.	GMS Group, LLC	Hilltop Securities Inc.
Incapital	Janney Montgomery Scott	JonesTrading
Ladenburg Thalmann	Maxim Group LLC	National Securities Corporation
Newbridge Securities Corporation	Pershing LLC	Rockefeller Capital Management
Wedbush Securities Inc.

Prospectus dated                       .

(notes continued from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to additional Common Shares at the Public Offering Price less the Sales Load within 45 days of the date of this Prospectus, solely to cover overallotments, if any. If this option is exercised in full, the total Public Offering Price, Sales Load, and Proceeds, After Expenses, to the Fund, will be $ , $0 and $ , respectively. See “Underwriters.” Investors purchasing Common Shares in this offering will not be charged a sales load.
(2)	The Adviser (as defined below), and not the Fund, has agreed to pay from its own assets (a) compensation of up to $ per Common Share to the underwriters in connection with this offering, and separately (b) a structuring fee to each of UBS Securities, LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated, in the amounts of $ ,$ , $ and $ , respectively, and a sales incentive fee to B. Riley Securities, Inc., Bancroft Capital, LLC, Brookline Capital Markets, a division of Arcadia Securities, LLC, D.A. Davidson & Co., GMS Group, LLC, Hilltop Securities Inc., Incapital LLC, Janney Montgomery Scott LLC, JonesTrading Institutional Services LLC, Ladenburg Thalmann & Co. Inc, Maxim Group LLC, National Securities Corporation, Newbridge Securities Corporation, Pershing LLC, Rockefeller Financial LLC and Wedbush Securities Inc. in the amounts of $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ and $ , respectively. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses, will be limited to not more than % of the total public offering price of the Common Shares sold in this offering. See “Underwriters—Additional Underwriter Compensation.”
(3)	The Adviser has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. See “Summary of Fund Expenses.”

The Fund, or the Underlying Funds in which the Fund invests, may invest in securities of any credit quality, including, without limit, securities that are rated below investment grade, except as further set forth under “Investment Objectives, Strategies and Policies” below. Below investment grade securities are commonly referred to as “junk” and “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. See also “Risks—Investment-Related Risks—Credit and Below Investment Grade Securities Risk.”

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Such assets attributable to leverage include the portion of assets in tender option bond trusts of which the Fund owns TOB Residuals (as defined below) that has been effectively financed by the trust’s issuance of TOB Floaters (as defined below). See “Use of Leverage—Tender Option Bonds.”

Investment Adviser and Subadviser. The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s subadviser is MacKay Shields LLC (the “Subadviser”). The Adviser will be responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Tactical Municipal Closed-End Fund Strategy. The Subadviser will be responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Municipal Bond Income Strategy. See “Management of the Fund.”

Limited Term and Eligible Tender Offer. The Fund will terminate on or before February 26, 2036 (the “Termination Date”); provided, that if the Board of Directors of the Fund (the “Board of Directors”) believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year (i.e., up to February 26, 2037), and (ii) once for up to an additional six months (i.e., up to August 26, 2037), in each case upon the affirmative vote of a majority of the Board of Directors and without the approval of the holders of the Common Shares of the Fund (the “Common Shareholders”).

In addition, as of a date within twelve months preceding the Termination Date, the Board of Directors may cause the Fund to conduct a tender offer to all Common Shareholders to purchase Common Shares of the Fund at a price equal to the net asset value (“NAV”) per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board of Directors has established that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Termination Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. Following the completion of an Eligible Tender Offer, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders.

iii

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Limited Term and Eligible Tender Offer” and “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk” below.

Dividends and Distributions. The Fund intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. Commencing with the first distribution, the Fund intends to implement a level distribution policy. There is no assurance the Fund will make regular monthly distributions or that it will do so at a particular rate.

From time to time, portions of the Fund’s distributions may constitute a return of capital. A return of capital would reduce a Common Shareholder’s tax basis in its Common Shares, which could result in higher taxes when the Common Shareholder sells such Common Shares. This may cause the Common Shareholder to owe taxes even if it sells Common Shares for less than the original purchase price of such Common Shares. See “Dividends and Distributions.”

Leverage. The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. Such other transactions may include tender option bond transactions (as described herein). As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to 45% of its Managed Assets. The Fund currently anticipates that leverage will initially be obtained through the use of proceeds received from tender option bond transactions. See “Use of Leverage—Tender Option Bonds.” Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Fund’s Common Shares than if leverage is not used. See “Risks—Structural Risk—Leverage Risk.”

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

iv

You should rely only on the information contained or incorporated by reference in this Prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and results of operations may have changed since that date. The Fund will amend this Prospectus if, during the period this Prospectus is required to be delivered, there are any material changes to the facts stated in this Prospectus.

v

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s shares of common stock (the “Common Shares”) offered by this Prospectus. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information (“SAI”), especially the information set forth under the headings “Investment Objectives, Strategies and Policies” and “Risks.”

The Fund	RiverNorth Flexible Municipal Income Fund II, Inc. (the “Fund”) is a Maryland corporation registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will have a limited term unless otherwise determined by the Fund’s Board of Directors (“Board of Directors”). See “Limited Term” and “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Investment Adviser and
Subadviser	The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s subadviser is MacKay Shields LLC (the “Subadviser”). The Adviser will be responsible for the day-to-day management of the Fund’s Managed Assets (as defined below) allocated to the Tactical Municipal Closed-End Fund Strategy (as described below). The Subadviser will be responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Municipal Bond Income Strategy (as described below). Subject to the ranges noted below under “—Principal Investment Strategies and Policies—Tactical Municipal Closed-End Fund Strategy” and “—Principal Investment Strategies and Policies—Municipal Bond Income Strategy,” the Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. See “Management of the Fund.”

The Offering	The Fund is offering of its Common Shares, $0.0001 par value per share, at $20.00 per Common Share through a group of underwriters led by UBS Securities, LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated. You must purchase at least 100 Common Shares in this offering ($2,000). The Fund has granted the underwriters an option to purchase up to additional Common Shares, at the Public Offering Price (as described below) less the Sales Load (as described below), within 45 days to cover overallotments. The Adviser (as defined below) has agreed to pay underwriting compensation of up to $ per Common Share to the underwriters in connection with this offering. The Adviser also has agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. See “Underwriters.”

Common Share Repurchase Plan

The Fund intends to implement a Repurchase Plan with respect to the Fund’s Common Shares (the “Repurchase Plan”) for a limited period following the Fund’s initial public offering in an attempt to provide additional liquidity in the marketplace for the Fund’s Common Shares. The Repurchase Plan is currently expected to commence approximately 60 calendar days following the date on which the overallotment period ends and terminate on the earlier of (i) 90 calendar days after the commencement of the Repurchase Plan, or (ii) the date on which the Fund has purchased under the Repurchase Plan 10% of the Common Shares issued in this offering prior to any exercise of the overallotment option (the “Repurchase Period”). The Repurchase Plan will permit a broker-dealer acting as the Fund’s agent to repurchase in the open market the Fund’s Common Shares on the Fund’s behalf when the Common Shares are trading at or below a specified level of discount to net asset value (“NAV”). Under the Repurchase Plan, on any day that shares are repurchased, the Fund’s agent may repurchase the Fund's shares in an amount up to the maximum number of Common Shares the Fund may purchase under Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which, generally, is currently 25% of the average daily trading volume of the Common Shares over the trailing four week period. The date of commencement of the Repurchase Plan and the repurchases of shares under the Repurchase Plan will be subject to certain conditions under Rule 10b-18 and other applicable laws, including Regulation M, which may prohibit the commencement of the Repurchase Plan and repurchases under certain circumstances. In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan will be made by the Fund at a discount to then current NAV of the Common Shares and therefore would be accretive to the NAV of the remaining Common Shares following the repurchases, and the Repurchase Plan may also have the effect of preventing or reducing a significant decline in the market price of the Common Shares in comparison to their NAV. However, there can be no assurance that repurchases of Common Shares under the Repurchase Plan will cause the Common Shares to trade at a price equal to or in excess of NAV or prevent or reduce any trading discount. See “Common Share Repurchase Plan” and “Risk—Structural Risks—Repurchase Plan Risk.”

1

Investment Objectives	The Fund’s primary investment objective is current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return. There is no assurance that the Fund will achieve its investment objectives.

Principal Investment
Strategies and Policies	Under normal market conditions, the Fund will seek to achieve its investment objectives by investing, directly or indirectly, at least 80% of its Managed Assets in municipal bonds, the interest on which is, in the opinion of bond counsel to the issuers, generally excludable from gross income for regular U.S. federal income tax purposes, except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax (“Municipal Bonds”). In order to qualify to pay exempt-interest dividends, which are items of interest excludable from gross income for federal income tax purposes, the Fund will seek to invest at least 50% of its total assets either directly (and indirectly through tender option bond transactions) in such Municipal Bonds or in other funds that are taxed as regulated investment companies. See “Risks—Investment-Related Risks—Tax Risks.”

2

Municipal Bonds are debt obligations, which may have a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. See “Risks—Investment-Related Risks—Municipal Bond Risks” and “Risks—Investment-Related Risks—Market Disruption, Geopolitical, Pandemic and Climate Change Risks.” Such territories of the United States include Puerto Rico. See “Risks—Investment-Related Risks—Puerto Rico Municipal Bond Risks” for a discussion of the risks associated with an investment in Puerto Rico Municipal Bonds. Municipal Bonds include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, moral obligation bonds, and tobacco settlement bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. See “Investment Objectives, Strategies and Policies—Portfolio Composition” for a description of the types of Municipal Bonds in which the Fund may invest.

The Fund will seek to allocate its assets among the two principal strategies described below. The Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. See “Risks—Structural Risks—Asset Allocation Risk.” Under normal market conditions, the Fund may allocate between 25% and 65% of its Managed Assets to the Tactical Municipal Closed-End Fund Strategy and 35% to 75% of its Managed Assets to the Municipal Bond Income Strategy. The Adviser expects to initially allocate approximately 50% of the Fund’s Managed Assets to the Tactical Municipal Closed-End Fund Strategy and approximately 50%of the Fund’s Managed Assets to the Municipal Bond Income Strategy. See “Investment Philosophy and Process.”

Tactical Municipal Closed-End Fund Strategy (25%-65% of Managed Assets). This strategy will seek to (i) generate returns through investments in other investment companies, consisting principally of closed-end funds and exchange-traded funds (“ETFs” and, together with such other investment companies, the “Underlying Funds”), that invest, under normal market conditions, at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds, and (ii) derive value from the discount and premium spreads associated with closed-end funds that invest, under normal market conditions, at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds. See “Risks—Investment-Related Risks—Tactical Municipal Closed-End Fund Strategy Risk.” All Underlying Funds will be registered under the Securities Act of 1933, as amended (the “Securities Act”).

3

Under normal market conditions, the Fund will limit its investments in closed-end funds that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets allocated to the Tactical Municipal Closed-End Fund Strategy. The Fund will not invest in inverse ETFs or leveraged ETFs. Under normal market conditions, the Fund may not invest more than 35% of its Managed Assets in the Tactical Municipal Closed-End Fund Strategy in single state municipal closed-end funds. The Fund’s shareholders will indirectly bear the expenses, including the management fees, of the Underlying Funds. See “Risks—Investment-Related Risks—Underlying Fund Risks.”

The Fund may invest in Underlying Funds that invest in securities that are rated below investment grade, including those receiving the lowest ratings from Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), or Moody’s Investor Services, Inc. (“Moody’s”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser or Subadviser to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. See “Risks—Investment-Related Risks—Defaulted and Distressed Securities Risk.” Below investment grade securities (such as securities rated below BBB- by S&P or Fitch or below Baa3 by Moody’s) are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Underlying Funds in which the Fund invests may invest in securities receiving the lowest ratings from the NRSROs, including securities rated C by Moody’s or D- by S&P. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default. See “Risks—Investment-Related Risks—Credit and Below Investment Grade Securities Risk.”

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Municipal Bond Income Strategy (35%-75% of Managed Assets). This strategy seeks to capitalize on inefficiencies in the tax-exempt and tax-advantaged securities markets through investments in Municipal Bonds. Under normal market conditions, the Fund may not directly invest more than 25% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds in any one industry or in any one state of origin, and the Fund may not directly invest more than 5% of the Managed Assets allocated to this strategy in the Municipal Bonds of any one issuer, except that the foregoing industry and issuer restrictions shall not apply to general obligation bonds and the Fund will consider the obligor or borrower underlying the Municipal Bond to be the “issuer.” See “Risks—Investment-Related Risks—State Specific and Industry Risks.” The Fund may invest up to 30% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds that pay interest that may be includable in taxable income for purposes of the Federal alternative minimum tax. The Fund can invest, directly or indirectly through Underlying Funds, in bonds of any maturity; however, under this strategy, it will generally invest in Municipal Bonds that have a maturity of five years or longer at the time of purchase.

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Under normal market conditions, the Fund will invest at least 60% of the Fund’s Managed Assets allocated to the Municipal Bond Income Strategy directly in investment grade Municipal Bonds. The Subadviser will invest no more than 20% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds rated at or below Caa1 by Moody’s or CCC+ by S&P or Fitch, or comparably rated by another NRSRO, including unrated bonds judged to be of equivalent quality as determined by the Adviser or Subadviser, as applicable. Investment grade securities are those rated Baa or higher by Moody’s (although Moody’s considers securities rated Baa to have speculative characteristics) or BBB or higher by S&P or rated similarly by another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Adviser or Subadviser, as applicable. If the independent ratings agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Subject to the foregoing limitations, the Fund may invest in securities receiving the lowest ratings from the NRSROs, including securities rated C by Moody’s or D- by S&P, which indicates that the security is in default or has little prospect for full recovery of principal or interest. See “Risks—Investment-Related Risks—Credit and Below Investment Grade Securities Risk.”

Under normal market conditions, the Fund, or the Underlying Funds in which the Fund invests, will invest at least 50% of its Managed Assets, directly or indirectly in investment grade Municipal Bonds.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Such assets attributable to leverage include the portion of assets in tender option bond trusts of which the Fund owns TOB Residuals (as defined below) that has been effectively financed by the trust’s issuance of TOB Floaters (as defined below). See “Use of Leverage—Tender Option Bonds.”

Other Investments. The Fund may invest, directly or indirectly, up to 20% of its Managed Assets in taxable municipal securities. Any portion of the Fund’s assets invested in taxable municipal securities will not count toward the 35%-75% of the Fund’s assets allocated to Municipal Bonds.

The Fund may at times establish hedging positions, which may include short sales and derivatives, such as options, futures and swaps (“Hedging Positions”). Such Hedging Positions may be used to attempt to protect against possible changes in the value of securities held in or to be purchased for the Fund’s portfolio and to manage the effective maturity or duration of the Fund’s portfolio. The Fund’s Hedging Positions may, however, result in income or gain to the Fund that is not exempt from regular U.S. federal income taxes. See “Risks—Investment-Related Risks—Derivatives Risks” and “Risks—Investment-Related Risks—Options and Futures Risks.” See also “Risks—Investment-Related Risks—Legislation and Regulatory Risks” for forthcoming changes that may impact the Fund’s use of derivatives and other transactions, including short sales.

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A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. The Fund may benefit from a short position when the shorted security decreases in value by more than the cost of the transaction but will suffer a loss on a short sale if the security’s value does not decline or increases. The Fund will not engage in any short sales of securities issued by closed-end funds. See “Investment Objectives, Strategies and Policies—Principal Investment Strategies—Other Investments” and “Risks—Investment-Related Risks—Short Sale Risks.”

The Fund also may attempt to enhance the return on the cash portion of its portfolio by investing in total return swap agreements. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own NAV or any other reference asset that the Adviser or Subadviser chooses as the underlying asset in a total return swap. The Fund will limit the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets. See “Investment Objectives, Strategies and Policies—Principal Investment Strategies—Other Investments“ and “Risks—Investment-Related Risks—Swap Risks.” See also “Risks—Investment-Related Risks—Legislation and Regulatory Risks” for forthcoming changes that may impact the Fund’s use of derivatives, including swaps.

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash and short-term investments. See “Investment Policies and Techniques—Temporary Investments and Defensive Position” in the SAI. There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Adviser or Subadviser believes investment considerations warrant such action. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to holders of the Common Shares (the “Common Shareholders”), will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See “Risks—Structural Risks—Portfolio Turnover Risk.”

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All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. Unless otherwise specified herein, the Fund may count its holdings in Underlying Funds towards various guideline tests, including the 80% policy so long as the earnings on the underlying holdings of such Underlying Funds are exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax).

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. The Fund’s primary investment objective, 80% policy and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred stock of the Fund (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. See “Investment Restrictions” in the SAI.

Investment Philosophy and Process

The Adviser will allocate the Fund’s assets among the Tactical Municipal Closed-End Fund Strategy and the Municipal Bond Income Strategy (as described above). The amount allocated to each of the principal strategies may change depending on the Adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and capital appreciation. See “Risks—Structural Risks—Multi-Manager Risk.”

Tactical Municipal Closed-End Fund Strategy. The Adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The term “tactical” is used to indicate that the portion of the Fund’s Managed Assets allocated to this strategy will invest in closed-end funds to seek to take advantage of pricing discrepancies in the closed-end fund market.

In selecting closed-end funds, the Adviser opportunistically utilizes a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds by identifying pricing aberrations. Closed-end funds may trade at a price that is above their net asset value per share, referred to as a “premium,” or below their net asset value per share, referred to as a “discount.” The difference between the net asset value per share and the discount or premium is referred to as a “spread.” The Adviser employs both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and algorithms to trade closed-end funds. The Adviser’s mean reversion investing looks to capitalize on changes within the pricing of a closed-end fund and, based upon its research and analysis, a view that it will revert to historical pricing. The Adviser employs the following trading strategies, among others:

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Statistical Analysis (Mean Reversion)

•     Using proprietary quantitative models, the Adviser seeks to identify closed-end funds that are trading at compelling absolute and/or relative discounts.

•     The Adviser will attempt to capitalize on the perceived mispricing if the Adviser believes that the discount widening is irrational and expects the discount to narrow to longer-term mean valuations.

Corporate Actions

•     The Adviser will pursue investments in closed-end funds that have announced, or the Adviser believes are likely to announce, certain corporate actions that may drive value for their shareholders.

•     The Adviser has developed trading strategies that focus on closed-end fund tender offers, rights offerings, shareholder distributions, open-endings and liquidations.

Shareholder Activism

•     The Adviser will assess activism opportunities by determining a closed-end fund’s susceptibility to dissident activity and analyzing the composition of the fund’s shareholder register. The Fund, in seeking to achieve its investment objectives, will not initiate an activist role with the Underlying Funds in which it invests.

In employing its trading strategies, the Adviser conducts an extensive amount of due diligence on various fund sponsors, investment managers and funds, including actively monitoring regulatory filings, analyzing a fund’s registration statements, financial statements and organizational documents, as well as conducting proprietary research, such as speaking with fund sponsors, underwriters, sell-side brokers and investors.

See “Investment Philosophy and Process—Tactical Municipal Closed-End Fund Strategy.”

Municipal Bond Income Strategy. The Subadviser believes inefficiencies exist in the tax-exempt and tax-advantaged securities markets. In order to capitalize on these opportunities, the Subadviser applies both a top-down and bottom-up research investment process. The Subadviser’s top-down analysis considers the economic, interest rate, inflation outlook and other economic variables to guide overall portfolio structure. The Subadviser employs a value-oriented security selection process to invest in securities it believes to be mispriced which offer a yield advantage. In choosing investments, the Subadviser analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities. In addition, the Subadviser reviews macroeconomic events, technical characteristics in the municipal bond market, tax policies, as well as analyzing individual municipal securities and sectors. The Subadviser seeks to reduce volatility through its disciplined investment process and investment risk management.

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The Subadviser may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadviser may evaluate, among other things, the condition of the economy and meaningful changes in the issuer’s financial condition.

See “Investment Philosophy and Process—Municipal Bond Income Strategy.”

Limited Term Fund Structure and Eligible Tender Offer

The Fund will terminate on or before February 26, 2036 (the “Termination Date”); provided, that if the Board of Directors believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year (i.e., up to February 26, 2037), and (ii) once for up to an additional six months (i.e., up to August 26, 2037), in each case upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders. In determining whether to extend the Termination Date, the Board of Directors may consider, for example, the Fund’s inability to sell its assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Directors may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

In anticipation of the Termination Date (such period of time, the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period (or in anticipation of an Eligible Tender Offer), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance.

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In addition, within twelve months preceding the Termination Date, the Board of Directors may cause the Fund to conduct an Eligible Tender Offer. An Eligible Tender Offer would consist of a tender offer to all Common Shareholders to purchase Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer. The Board of Directors has established that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Termination Threshold”).

In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its shareholders. An Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Exchange Act and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).

If the number of properly tendered Common Shares would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding preferred stock or debt securities, if any.

All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become thinly traded or otherwise adversely impact the secondary market trading of such shares. See “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

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Following the completion of an Eligible Tender Offer, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders. In making such decision, the Board of Directors will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Directors in consultation with the Adviser and Subadviser, taking into account that the Adviser and Subadviser may have a potential conflict of interest in seeking to convert to a perpetual fund (or in seeking to extend the Termination Date). The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Certain Provisions of the Fund’s Charter and Bylaws and Of Maryland Law” and “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.”

Use of Leverage	The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. Such other transactions may include tender option bond transactions (as described herein). The Adviser will determine whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to 45% of its Managed Assets. The Fund currently anticipates that leverage will initially be obtained through the use of proceeds received from tender option bond transactions. See “—Tender Option Bonds.” The Fund does not anticipate that it will issue Preferred Shares within 12 months of the date of this Prospectus.

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The provisions of the 1940 Act provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage). The Fund’s use of derivatives and other transactions are not subject to such limitations if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable Securities and Exchange Commission (“SEC”) regulations and interpretations to cover its obligations under those transactions and instruments. However, pursuant to a rule recently adopted by the SEC, the Fund will become subject to new regulations that govern the use of such derivatives and other transactions during the third quarter of 2022. See “Risks—Investment-Related Risks—Legislation and Regulatory Risks.”

Such derivatives and other transactions also entail expenses (e.g., transaction costs) which will be borne by the Fund. With respect to the Fund’s anticipated investments in TOB Residuals issued by a tender option bond trust (as further discussed below under “—Tender Option Bonds”), the Fund currently intends to segregate (or earmark) unencumbered liquid assets (other than the bonds deposited into the tender option bond trust) with a value at least equal to the amount of the TOB Floaters issued by such trust plus accrued interest, if any, to the extent necessary for the Fund to comply with the foregoing requirements of the 1940 Act. See “Risks—Investment-Related Risks—Legislation and Regulatory Risks.”

The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the Common Shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage” and “Risks—Structural Risks—Leverage Risks.”

Tender Option Bonds. The Fund may leverage its assets through the use of proceeds received from tender option bond transactions. In a tender option bond transaction, a tender option bond trust (a “TOB Issuer”) is typically established by forming a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities. A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”), which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Floaters and TOB Residuals, including TOB Floaters and TOB Residuals issued by the same TOB Issuer. The Fund may not invest more than 5% of its Managed Assets in any single TOB Issuer. The Fund does not currently intend to invest in TOB Residuals issued by a TOB Issuer that was not formed for the Fund, although it reserves the right to do so in the future.

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Under accounting rules, securities of the Fund that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented on the Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Issuer are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are reported as expenses of the Fund.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the municipal security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

There are inherent risks with respect to investing in a TOB Issuer. These risks include, among others, the bankruptcy or default of the issuer of the securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the securities deposited in the TOB Issuer, or the inability of the sponsor or remarketing agent to remarket any TOB Floaters tendered by holders of the TOB Floaters. See “Risks—Investment-Related Risks—Tender Option Bonds Risk.”

Dividends and Distributions

Commencing with the Fund’s first dividend, the Fund intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. The Fund expects to declare its initial monthly dividend within 30 to 45 days after the completion of this offering and pay its initial monthly dividend within approximately 45 to 60 days after the completion of this offering, depending on market conditions. There is no assurance the Fund will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

Commencing with the first distribution, the Fund intends to implement a level distribution policy. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. A return of capital would reduce a Common Shareholder’s tax basis in its Common Shares, which could result in higher taxes when the Common Shareholder sells such Common Shares. This may cause the Common Shareholder to owe taxes even if it sells Common Shares for less than the original purchase price of such Common Shares.

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It is expected that the Fund’s distributions will generally be treated as tax-exempt income for purposes of regular U.S. federal income tax; however, portions of the Fund’s distributions may (i) be subject to U.S. federal income tax and such distributions will generally be subject to state and local taxes, (ii) be includable in taxable income for purposes of the Federal alternative minimum tax, or (iii) constitute a return of capital. For example, the Fund may invest up to 30% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds that pay interest that may be includable in taxable income for purposes of the Federal alternative minimum tax. Moreover, the Underlying Funds in which the Fund invests pursuant to the Tactical Municipal Closed-End Fund Strategy may themselves invest in municipal bonds that pay interest that may be includable in taxable income for purposes of the Federal alternative minimum tax.

The Fund will distribute to Common Shareholders at least annually all or substantially all of its investment company taxable income and net exempt interest income after the payment of dividends and interest, if any, owed with respect to any outstanding Preferred Shares or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

Various factors will affect the level of the Fund’s income, including the asset mix and average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the cost of such leverage and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV (and indirectly benefits the Adviser and the Subadviser by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV. See “Dividends and Distributions.”

Dividend Reinvestment Plan

The Fund has an automatic dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan.  Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares.  The automatic reinvestment of dividends and distributions in Common Shares will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and distributions, even though such participants have not received any cash with which to pay the resulting tax.

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Common Shareholders who elect not to participate in the Plan will receive all distributions in cash. All correspondence or questions concerning the Plan, including how a Common Shareholder may opt out of the Plan, should be directed to DST Systems, Inc., (844) 569-4750 (the “Plan Administrator”). Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the Plan. See “Dividend Reinvestment Plan” and “U.S. Federal Income Tax Matters.”

Listing of Common Shares	The Fund intends to list the Common Shares on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “RFMZ.”

Risk Considerations	Risk is inherent in all investing. Investing in any investment company security involves risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the risks more fully set forth under “Risks” beginning on page 29 (as well as the other information in this Prospectus and the SAI), which provides a discussion of the principal risk factors associated with an investment in the Fund specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Fund. Given the nature of the Fund’s investment strategies, these principal risks include risks associated with investments in municipal bonds, other investment companies and below investment grade-rated securities; risks associated with the use of leverage, including the use of tender option bond transactions and derivatives; and risks related to interest rates and tax matters.

Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian

ALPS Fund Services, Inc. (“AFS”) is the Fund’s administrator. Under an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), AFS is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. State Street Bank and Trust Company will act as the Fund’s custodian. DST Systems, Inc. will act as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent. See “Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian.”

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SUMMARY OF FUND EXPENSES

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. Common Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues 12,500,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Fund’s Common Shares, which could adversely impact the investment performance of the Fund. Accordingly, the Fund’s net assets for purposes of the tables and example below include estimated net proceeds from the offering of $250,000,000. The following table assumes the use of leverage in an amount equal to 35% of the Fund’s Managed Assets (or approximately 53.85% of the Fund’s net assets) and shows Fund expenses as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load	None
Offering Expenses Borne by Common Shareholders of the Fund(1)(2)	None
Dividend Reinvestment Plan Fees(3)	None

As a Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to 35% of the Fund’s Managed Assets)
Annual Expenses
Management fee(4)	2.15%
Leverage costs(5)(6)	0.32%
Acquired fund fees and expenses(7)	1.80%
Total annual expenses(8)	4.27%

Example(9)

The example illustrates the expenses you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 4.27% of net assets attributable to Common Shares, and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$43	$129	$217	$443

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

16

(1)	The Adviser, and not the Fund, has agreed to pay from its own assets underwriting (a) compensation of up to $ per Common Share to the underwriters in connection with this offering and separately (b) structuring fee to each of UBS Securities, LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated, in the amounts of $ ,$ , $ and $ , respectively, and a sales incentive fee to B. Riley Securities, Inc., Bancroft Capital, LLC, Brookline Capital Markets, a division of Arcadia Securities, LLC, D.A. Davidson & Co., GMS Group, LLC, Hilltop Securities Inc., Incapital LLC, Janney Montgomery Scott LLC, JonesTrading Institutional Services LLC, Ladenburg Thalmann & Co. Inc, Maxim Group LLC, National Securities Corporation, Newbridge Securities Corporation, Pershing LLC, Rockefeller Financial LLC and Wedbush Securities Inc. in the amounts of $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ , $ and $ , respectively. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses, will be limited to not more than % of the total public offering price of the Common Shares sold in this offering. See “Underwriters.”
(2)	The Adviser, and not the Fund, has agreed to pay from its own assets all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.
(3)	There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(4)	The management fee paid by the Fund to the Adviser is essentially an all-in fee structure (the “unified management fee”), including the fee paid to the Adviser for advisory, supervisory, administrative, shareholder servicing and other services. However, the Fund (and not the Adviser) will be responsible for certain additional fees and expenses, which are reflected in the table above, that are not covered by the unified management fee. The unified management fee is inclusive of the fees payable by the Adviser to the Subadviser for advisory services. The unified management fee is charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include assets attributable to the Fund’s use of leverage created by its tender option bond transactions. In addition, the mark-to-market value of the Fund’s derivatives will be used for purposes of calculating Managed Assets. The management fee of 1.40% of the Fund’s Managed Assets represents 2.15% of net assets attributable to Common Shares assuming the use of leverage in an amount of 35% of the Fund’s Managed Assets. See “Management of the Fund—Investment Advisory and Subadvisory Agreements.”
(5)	Assumes the use of leverage from the proceeds of tender option bond transactions representing 35% of Managed Assets at an annual interest rate expense to the Fund of 0.59%, which is based on market conditions anticipated for the period. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of tender option bond transactions and variations in market interest rates. See “Use of Leverage.”
(6)	The “Leverage Costs” reflect the expenses associated with the Fund’s tender option bond transactions, including remarketing, administration and trustee services to a TOB Issuer, accrued at a rate of 0.59%.
(7)	The “Acquired fund fees and expenses” disclosed above are based on the expense ratios for the most recent fiscal year of the Underlying Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired fund fees and expenses.” These amounts are based on the total expense ratio disclosed in each Underlying Fund’s most recent shareholder report. “Acquired fund fees and expenses” are not charged directly to the Fund, but rather reflect the estimated pro rata portion of the Underlying Funds’ fees attributable to the Fund’s investments in shares of the Underlying Funds. The 1.80% shown as “Acquired fund fees and expenses” reflects estimated operating expenses of the Underlying Funds and transaction-related fees. Deducting the “Acquired fund fees and expenses” from the Annual Expenses table (because these expenses are not paid by the Fund directly) results in Fund Total annual expenses (levered) of 2.47% and Fund Total annual expenses (unlevered) of 1.40%. Certain Underlying Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, which are included in “Acquired fund fees and expenses,” as applicable. Acquired fund fees and expenses are borne indirectly by the Fund, but they will not be reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights, when available.
(8)	The table above assumes the use of leverage in an amount equal to 35% of the Fund’s Managed Assets (or 53.85% of the Fund’s net assets) and shows Fund expenses as a percentage of net assets attributable to Common Shares, as only Common Shareholders of the Fund will bear all of the expenses reflected in the table. For purposes of this assumption, all leverage used is in the form of proceeds from tender option bond transactions. The table presented below in this footnote 8 estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, but, unlike the table above, assumes that the Fund does not utilize leverage. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Annual expenses (as a percentage of net assets attributable to Common Shares)	As a Percentage of Net Assets Attributable to Common Shares (Assuming No Leverage)
Management fees	1.40%
Acquired fund fees and expenses	1.17%
Total annual expenses	2.57%

(9)	The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Common Share net asset values. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

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THE FUND

RiverNorth Flexible Municipal Income Fund II, Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund was organized as a Maryland corporation on June 11, 2020. The Fund will have an approximate 15-year limited term unless otherwise determined by the Fund’s Board of Directors (the “Board of Directors”). Because the Fund is newly organized, shares of the Fund’s common stock (the “Common Shares”) have no history of public trading. The Fund’s principal office is located at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, and its telephone number is (312) 832-1440. The Fund intends to list the Common Shares on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. The trading or ticker symbol of the Common Shares is expected to be “RFMZ.”

The Fund intends to implement a Repurchase Plan with respect to the Fund’s Common Shares (the “Repurchase Plan”) for a limited period following the Fund’s initial public offering in an attempt to provide additional liquidity in the marketplace for the Fund’s Common Shares. The Repurchase Plan is currently expected to commence approximately 60 calendar days following the date on which the overallotment period ends and terminate on the earlier of (i) 90 calendar days after the commencement of the Repurchase Plan or (ii) the date on which the Fund has purchased under the Repurchase Plan 10% of the Common Shares issued in this offering prior to any exercise of the overallotment option (the “Repurchase Period”). The Repurchase Plan will permit a broker-dealer acting as the Fund’s agent to repurchase in the open market the Fund’s Common Shares on the Fund’s behalf when the Common Shares are trading at or below a specified level of discount to net asset value (“NAV”). Under the Repurchase Plan, on any day that shares are repurchased, the Fund’s agent may repurchase the Fund’s shares in an amount up to the maximum number of Common Shares the Fund may purchase under Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which, generally, is currently 25% of the average daily trading volume of the Common Shares over the trailing four week period. The date of commencement of the Repurchase Plan and the repurchases of shares under the Repurchase Plan will be subject to certain conditions under Rule 10b-18 and other applicable laws, including Regulation M, which may prohibit the commencement of the Repurchase Plan and repurchases under certain circumstances.

In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan will be made by the Fund at a discount to then current NAV of the Common Shares and therefore would be accretive to the NAV of the remaining Common Shares following the repurchases, and the Repurchase Plan may also have the effect of preventing or reducing a significant decline in the market price of the Common Shares in comparison to their NAV. However, there can be no assurance that repurchases of Common Shares under the Repurchase Plan will cause the Common Shares to trade at a price equal to or in excess of NAV or prevent or reduce any trading discount. Although there is no current expectation or assurance that the Fund will repurchase Common Shares at any time following the Repurchase Period, which may result in a decline in the market price of the Common Shares following the conclusion of the Repurchase Period, the Board of Directors reserves the right to extend the Repurchase Period or authorize additional repurchases of Common Shares by the Fund at some time after the conclusion of the Repurchase Plan if the Board of Directors determines such repurchases are in the best interests of the Fund and the Common Shareholders. Also, any acquisition of Common Shares by the Fund would decrease the Managed Assets of the Fund and therefore tend to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Further, the Fund may be required to liquidate portfolio investments at an inopportune time or price in order to fund share repurchases under the Repurchase Plan and will incur related transaction costs borne by the remaining Common Shareholders. See “Risk Factors—Repurchase Plan Risk.”

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USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately $                  ($                   if the underwriters exercise the overallotment option in full). The Adviser (as defined below), and not the Fund, has agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering, and the Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. The Adviser anticipates that the investment of the net proceeds will be made in accordance with the Fund’s investment objectives and policies, as appropriate investment opportunities are identified, within approximately three months after completion of this offering. Pending such investment, those proceeds may be invested in cash, cash equivalents, short-term debt securities or U.S. government securities. See “Investment Objectives, Strategies and Policies.”

INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

Investment Objectives

The Fund’s primary investment objective is current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return. There is no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies

Under normal market conditions, the Fund will seek to achieve its investment objectives by investing, directly or indirectly, at least 80% of its Managed Assets in municipal bonds, the interest on which is, in the opinion of bond counsel to the issuers, generally excludable from gross income for regular U.S. federal income tax purposes, except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax (“Municipal Bonds”). In order to qualify to pay exempt-interest dividends, which are items of interest excludable from gross income for federal income tax purposes, the Fund will seek to invest at least 50% of its total assets either directly (and indirectly through tender option bond transactions) in such Municipal Bonds or in other funds that are taxed as regulated investment companies. See “Risks—Investment-Related Risks—Tax Risks.”

Municipal Bonds are debt obligations, which may have a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. See “Risks—Investment-Related Risks—Municipal Bond Risks” and “Risks—Investment-Related Risks—Market Disruption, Geopolitical, Pandemic and Climate Change Risks.” Such territories of the United States include Puerto Rico. See “Risks—Investment-Related Risks—Puerto Rico Municipal Bond Risks” for a discussion of the risks associated with an investment in Puerto Rico Municipal Bonds. Municipal Bonds include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, moral obligation bonds, and tobacco settlement bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. See “—Portfolio Composition” for a description of the types of Municipal Bonds in which the Fund may invest.

The Fund will seek to allocate its assets among the two principal strategies described below. The Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. See “Risks—Structural Risks—Asset Allocation Risk.” Under normal market conditions, the Fund may allocate between 25% and 65% of its Managed Assets to the Tactical Municipal Closed-End Fund Strategy (as described below) and 35% to 75% of its Managed Assets to the Municipal Bond Income Strategy (as described below). The Adviser expects to initially allocate approximately 50% of the Fund’s Managed Assets to the Tactical Municipal Closed-End Fund Strategy and approximately 50% of the Fund’s Managed Assets to the Municipal Bond Income Strategy. See “Investment Philosophy and Process.”

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Tactical Municipal Closed-End Fund Strategy (25%-65% of Managed Assets). This strategy will seek to (i) generate returns through investments in other investment companies, consisting principally of closed-end funds and exchange-traded funds (“ETFs” and, together with such other investment companies, the “Underlying Funds”), that invest, under normal market conditions, at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds, and (ii) derive value from the discount and premium spreads associated with closed-end funds that invest, under normal market conditions, at least 80% of their net assets, plus the amount of any borrowings, for investment purposes, in Municipal Bonds. See “Risks—Investment-Related Risks—Tactical Municipal Closed-End Fund Strategy Risk.” All Underlying Funds will be registered under the Securities Act of 1933, as amended (the “Securities Act”).

Under normal market conditions, the Fund will limit its investments in closed-end funds that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets allocated to the Tactical Municipal Closed-End Fund Strategy. The Fund will not invest in inverse ETFs or leveraged ETFs. Under normal market conditions, the Fund may not invest more than 35% of its Managed Assets in the Tactical Municipal Closed-End Fund Strategy in single state municipal closed-end funds. The Fund’s shareholders will indirectly bear the expenses, including the management fees, of the Underlying Funds. See “Risks—Investment-Related Risks—Underlying Fund Risks.”

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. The Fund intends to rely on either Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

The Fund may invest in Underlying Funds that invest in securities that are rated below investment grade, including those receiving the lowest ratings from Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), or Moody’s Investor Services, Inc. (“Moody’s”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser or Subadviser to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. See “Risks—Investment-Related Risks—Defaulted and Distressed Securities Risk.” Below investment grade securities (such as securities rated below BBB- by S&P or Fitch or below Baa3 by Moody’s) are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Underlying Funds in which the Fund invests may invest in securities receiving the lowest ratings from the NRSROs, including securities rated C by Moody’s or D- by S&P. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default. See “Risks—Investment-Related Risks—Credit and Below Investment Grade Securities Risk.”

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

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Municipal Bond Income Strategy (35%-75% of Managed Assets). This strategy seeks to capitalize on inefficiencies in the tax-exempt and tax-advantaged securities markets through investments in Municipal Bonds. Under normal market conditions, the Fund may not directly invest more than 25% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds in any one industry or in any one state of origin, and the Fund may not directly invest more than 5% of the Managed Assets allocated to this strategy in the Municipal Bonds of any one issuer, except that the foregoing industry and issuer restrictions shall not apply to general obligation bonds and the Fund will consider the obligor or borrower underlying the Municipal Bond to be the “issuer.” See “Risks—Investment-Related Risks—State Specific and Industry Risks.” The Fund may invest up to 30% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds that pay interest that may be includable in taxable income for purposes of the Federal alternative minimum tax. The Fund can invest, directly or indirectly through Underlying Funds, in bonds of any maturity; however, under this strategy, it will generally invest in Municipal Bonds that have a maturity of five years or longer at the time of purchase.

Under normal market conditions, the Fund will invest at least 60% of the Fund’s Managed Assets allocated to the Municipal Bond Income Strategy directly in investment grade Municipal Bonds. The Subadviser will invest no more than 20% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds rated at or below Caa1 by Moody’s or CCC+ by S&P or Fitch, or comparably rated by another NRSRO, including unrated bonds judged to be of equivalent quality as determined by the Adviser or Subadviser, as applicable. Investment grade securities are those rated Baa or higher by Moody’s (although Moody’s considers securities rated Baa to have speculative characteristics) or BBB or higher by S&P or rated similarly by another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Adviser or Subadviser, as applicable. If the independent ratings agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Subject to the foregoing limitations, the Fund may invest in securities receiving the lowest ratings from the NRSROs, including securities rated C by Moody’s or D- by S&P, which indicates that the security is in default or has little prospect for full recovery of principal or interest. See “Risks—Investment-Related Risks—Credit and Below Investment Grade Securities Risk.”

Under normal market conditions, the Fund, or the Underlying Funds in which the Fund invests, will invest at least 50% of its Managed Assets, directly or indirectly, in investment grade Municipal Bonds.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Such assets attributable to leverage include the portion of assets in tender option bond trusts of which the Fund owns TOB Residuals (as defined below) that has been effectively financed by the trust’s issuance of TOB Floaters (as defined below). See “Use of Leverage—Tender Option Bonds.”

Other Investments. The Fund may invest, directly or indirectly, up to 20% of its Managed Assets in taxable municipal securities. Any portion of the Fund’s assets invested in taxable municipal securities will not count toward the 35%-75% of the Fund’s assets allocated to Municipal Bonds.

The Fund may at times establish hedging positions, which may include short sales and derivatives, such as options, futures and swaps (“Hedging Positions”). Such Hedging Positions may be used to attempt to protect against possible changes in the value of securities held in or to be purchased for the Fund’s portfolio and to manage the effective maturity or duration of the Fund’s portfolio. The Fund’s Hedging Positions may, however, result in income or gain to the Fund that is not exempt from regular U.S. federal income taxes. See “Risks—Investment-Related Risks—Derivatives Risks” and “Risks—Investment-Related Risks—Options and Futures Risks.” See also “Risks—Investment-Related Risks—Legislation and Regulatory Risks” for forthcoming changes that may impact the Fund’s use of derivatives and other transactions, including short sales.

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A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. The Fund may benefit from a short position when the shorted security decreases in value by more than the cost of the transaction but will suffer a loss on a short sale if the security’s value does not decline or increases. The Fund will not engage in any short sales of securities issued by closed-end funds. See “Investment Objectives, Strategies and Policies—Principal Investment Strategies—Other Investments” and “Risks—Investment-Related Risks—Short Sale Risks.”

The Fund also may attempt to enhance the return on the cash portion of its portfolio by investing in total return swap agreements. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own NAV or any other reference asset that the Adviser or Subadviser chooses as the underlying asset in a total return swap. The Fund will limit the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets. See “Risks—Investment-Related Risks—Swap Risks.” See also “Risks—Investment-Related Risks—Legislation and Regulatory Risks” for forthcoming changes that may impact the Fund’s use of derivatives, including swaps.

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash and short-term investments. See “Investment Policies and Techniques—Temporary Investments and Defensive Position” in the SAI. There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Adviser or Subadviser believes investment considerations warrant such action. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to holders of the Common Shares (the “Common Shareholders”), will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See “Risks—Structural Risks—Portfolio Turnover Risk.”

All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. Unless otherwise specified herein, the Fund may count its holdings in Underlying Funds towards various guideline tests, including the 80% policy so long as the earnings on the underlying holdings of such Underlying Funds are exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax).

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. The Fund’s primary investment objective, 80% policy and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. See “Investment Restrictions” in the SAI.

Portfolio Composition

Set forth below is a description of the various types of Municipal Bonds in which the Fund may invest. See “Risks—Investment-Related Risks—Municipal Bond Risks” for a discussion of the risks associated with the Fund’s investments in Municipal Bonds. Obligations are included within the term “Municipal Bonds” if the interest paid thereon is excluded from gross income for U.S. federal income tax purposes in the opinion of bond counsel to the issuer. See also “Use of Leverage—Tender Option Bonds.”

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Municipal Bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit and taxing authority of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase Municipal Bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. See “Risks—Investment-Related Risks—Municipal Bond Risks.”

The Municipal Bonds in which the Fund primarily invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular U.S. federal income tax. The Adviser and the Subadviser will not conduct their own analysis of the tax status of the interest paid by Municipal Bonds held by the Fund, but will rely on the opinion of counsel to the issuer of each such instrument. The Fund may also invest in Municipal Bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular U.S. federal income tax. See “Risks—Investment-Related Risks—Puerto Rico Municipal Bond Risks.” In addition, the Fund may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular U.S. federal income tax and/or state and local taxes, regardless of the technical structure of the issuer of the instrument. The Fund treats all of such tax-exempt securities as Municipal Bonds.

The yields on Municipal Bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of Municipal Bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

General Obligation Bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing authority for the payment of principal and interest. The taxing authority of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes (i.e., taxes based upon an assessed value of the property) and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current U.S. federal income tax laws place substantial limitations on the size of such issues.

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Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed. The Fund expects that, due to investments in private activity bonds, a portion of the distributions it makes on the Common Shares will be includable in the federal alternative minimum taxable income.

Moral Obligation Bonds. The Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations and Certificates of Participation. Also included within the general category of Municipal Bonds are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities (hereinafter collectively called “Municipal Lease Obligations”). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying leases, plus accrued interest.

Tobacco Settlement Bonds. Included in the general category of Municipal Bonds in which the Fund may invest are “tobacco settlement bonds.” The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity. See “Risks—Investment-Related Risks—Tobacco Settlement Bond Risks.”

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Zero Coupon Bonds. The Fund may invest in zero-coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its common shareholders.

INVESTMENT PHILOSOPHY AND PROCESS

The Adviser will allocate the Fund’s assets between the Tactical Municipal Closed-End Fund Strategy and the Municipal Bond Income Strategy (as described above). The amount allocated to each of the principal strategies may change depending on the Adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and capital appreciation. See “Risks—Structural Risks—Multi-Manager Risk.”

Tactical Municipal Closed-End Fund Strategy. The Adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The term “tactical” is used to indicate that the portion of the Fund’s Managed Assets allocated to this strategy will invest in closed-end funds to seek to take advantage of pricing discrepancies in the closed-end fund market.

In selecting closed-end funds, the Adviser opportunistically utilizes a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds by identifying pricing aberrations. The Adviser employs both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and algorithms to trade closed-end funds. The Adviser’s mean reversion investing looks to capitalize on changes within the pricing of a closed-end fund and, based upon its research and analysis, a view that it will revert to historical pricing. The Adviser employs the following trading strategies, among others:

Statistical Analysis (Mean Reversion)

•	Using proprietary quantitative models, the Adviser seeks to identify closed-end funds that are trading at compelling absolute and/or relative discounts.

•	The Adviser will attempt to capitalize on the perceived mispricing if the Adviser believes that the discount widening is irrational and expects the discount to narrow to longer-term mean valuations.

Corporate Actions

•	The Adviser will pursue investments in closed-end funds that have announced, or the Adviser believes are likely to announce, certain corporate actions that may drive value for their shareholders.

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•	The Adviser has developed trading strategies that focus on closed-end fund tender offers, rights offerings, shareholder distributions, open-endings and liquidations.

Shareholder Activism

•	The Adviser will assess activism opportunities by determining a closed-end fund’s susceptibility to dissident activity and analyzing the composition of the fund’s shareholder register. The Fund, in seeking to achieve its investment objectives, will not initiate an activist role with the Underlying Funds in which it invests.

In employing its trading strategies, the Adviser conducts an extensive amount of due diligence on various fund sponsors, investment managers and funds, including actively monitoring regulatory filings, analyzing a fund’s registration statements, financial statements and organizational documents, as well as conducting proprietary research, such as speaking with fund sponsors, underwriters, sell-side brokers and investors.

Municipal Bond Income Strategy. The Subadviser believes inefficiencies exist in the tax-exempt and tax-advantaged securities markets. In order to capitalize on these opportunities, the Subadviser applies both a top-down and bottom-up research investment process. The Subadviser’s top-down analysis considers the economic, interest rate, inflation outlook and other economic variables to guide overall portfolio structure. The Subadviser employs a value-oriented security selection process to invest in securities it believes to be mispriced which offer a yield advantage. In choosing investments, the Subadviser analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities. In addition, the Subadviser reviews macroeconomic events, technical characteristics in the municipal bond market, tax policies, as well as analyzing individual municipal securities and sectors. The Subadviser seeks to reduce volatility through its disciplined investment process and investment risk management.

The Subadviser may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadviser may evaluate, among other things, the condition of the economy and meaningful changes in the issuer’s financial condition.

USE OF LEVERAGE

The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. Such other transactions may include tender option bond transactions (as described herein). The Adviser will determine whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to 45% of its Managed Assets. The Fund currently anticipates that leverage will initially be obtained through the use of proceeds received from tender option bond transactions. See “—Tender Option Bonds” below. The Fund does not anticipate that it will issue Preferred Shares within 12 months of the date of this Prospectus.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. Normally, holders of Common Shares will elect the directors of the Fund except that the holders of any Preferred Shares will elect two directors. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors until the dividends are paid.

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The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Fund’s Common Shares than if leverage is not used. See “Risks—Structural Risks—Leverage Risk.”

The Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of Preferred Shares), but which are not subject to the above noted limitations under the 1940 Act if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. However, pursuant to a rule recently adopted by the SEC, the Fund will become subject to new regulations that govern the use of such derivatives and other transactions during the third quarter of 2022. Once implemented, the new SEC rule will impose, among other things, new limits on the amount of derivatives and other transactions that a fund can enter into and eliminate the asset segregation framework that the Fund initially intends to use to comply with Section 18 of the 1940 Act. See “Risks—Investment-Related Risks—Legislation and Regulatory Risks.”

These transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund. These types of transactions have the potential to increase returns to Common Shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. See “Risks—Investment-Related Risks—Derivatives Risks.”

Tender Option Bonds. The Fund may leverage its assets through the use of proceeds received from tender option bond transactions. In a tender option bond transaction, a tender option bond trust (a “TOB Issuer”) is typically established by forming a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers Municipal Bonds or other municipal securities. A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”), which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Floaters and TOB Residuals, including TOB Floaters and TOB Residuals issued by the same TOB Issuer. The Fund may not invest more than 5% of its Managed Assets in any single TOB Issuer. The Fund does not currently intend to invest in TOB Residuals issued by a TOB Issuer that was not formed for the Fund, although it reserves the right to do so in the future.

The TOB Issuer receives Municipal Bonds or other municipal securities and then issues TOB Floaters to third party investors and a TOB Residual to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund and therefore the holders of the Common Shares indirectly) received by the TOB Issuer from the sale of the TOB Floaters and typically will invest the cash in additional Municipal Bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a third-party bank or other financial institution (the “liquidity provider”), which allows holders to tender their position at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of the TOB Floaters, also receives the TOB Residual. The TOB Residual provides the Fund with the right to (1) cause the holders of the TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the underlying Municipal Bonds or other municipal securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the underlying securities deposited in the TOB Issuer are passed through to the Fund, as the holder of the TOB Residual. Such a transaction, in effect, creates exposure for the Fund to the entire return of the securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the underlying securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the underlying securities’ return within the Fund (thereby creating leverage).

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The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the underlying securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the underlying securities deposited in the TOB Issuer, or the inability of the sponsor or remarketing agent to remarket any TOB Floaters tendered by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the underlying securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual). A recourse TOB Residual is generally a TOB Residual issued by a TOB Issuer in which the TOB Floaters represent greater than 75% of the market value of the securities at the time they are deposited in the TOB Issuer. If the Fund were to invest in a recourse TOB Residual to leverage its portfolio, it would typically be required to enter into an agreement pursuant to which the Fund is required to pay to the liquidity provider the difference between the purchase price of any TOB Floaters put to the liquidity provider by holders of the TOB Floaters and the proceeds realized from the remarketing of those TOB Floaters or the sale of the assets in the TOB Issuer. The Fund currently does not intend to use recourse TOB Residuals to leverage the Fund’s portfolio, but reserves the right to do so depending on future market conditions.

Under accounting rules, securities of the Fund that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented on the Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Issuer are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are reported as expenses of the Fund.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for Municipal Bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Municipal Bond deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

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There are inherent risks with respect to investing in a TOB Issuer. These risks include, among others, the bankruptcy or default of the issuer of the securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the securities deposited in the TOB Issuer, or the inability of the sponsor or remarketing agent to remarket any TOB Floaters tendered by holders of the TOB Floaters. See “Risks—Investment-Related Risks—Tender Option Bonds Risk.”

Effects of Leverage. Assuming the use of leverage in the amount of 35% of the Fund’s Managed Assets and an annual interest rate on leverage of 0.59% payable on such leverage based on estimated market interest rates as of the date anticipated for the initial use of leverage, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest payments is 0.32%. The Fund’s actual cost of leverage will be based on market interest rates at the time the Fund undertakes a leveraging strategy and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Common Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 35% of the Fund’s Managed Assets after such issuance and the Fund’s currently projected annual interest rate of 0.59%. See “Risks—Structural Risks—Leverage Risks.” The table does not reflect any offering costs of Common Shares or leverage.

Assumed Portfolio Return (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-15.70%	-8.01%	-0.32%	7.37%	15.07%

Total return is composed of two elements—the dividends on Common Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser (and from the Adviser to the Subadviser) for investment management services (and subadvisory services) will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the holders of Common Shares, on the other. Also, because the leverage costs will be borne by the Fund at a specified interest rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

RISKS

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. This section discusses the principal risk factors associated with an investment in the Fund specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Fund. Investors should consider the following risk factors and special considerations as well as the other information in this Prospectus prior to investing in the Fund’s Common Shares.

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Investment-Related Risks:

With the exception of Underlying Fund risk (and except as otherwise noted below), the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in Underlying Funds. That said, each risk described below may not apply to each Underlying Fund.

Investment and Market Risks

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the Underlying Funds owned by the Fund. The value of the Fund or the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund or the Underlying Funds. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risks

The Adviser’s and the Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or the Subadviser’s judgment, as applicable, will produce the desired results. Similarly, the Fund’s investments in Underlying Funds are subject to the judgment of the Underlying Funds’ managers which may prove to be incorrect. In addition, the Adviser and Subadviser will have limited information as to the portfolio holdings of the Underlying Funds at any given time. This may result in the Adviser and Subadviser having less ability to respond to changing market conditions. The Fund may allocate its assets so as to under-emphasize or over-emphasize its investments under the wrong market conditions, in which case the Fund’s NAV may be adversely affected.

In addition, the Fund depends on the diligence, skill and business contacts of the investment professionals of the Adviser and the Subadviser to achieve the Fund’s investment objectives. In particular, the Adviser and Subadviser are dependent upon the expertise of their respective portfolio management teams to implement the Fund’s strategies. If the Adviser or the Subadviser were to lose the services of one or more key individuals, including members of their portfolio management teams, each may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives and could have an adverse effect on an investment in the Fund.

The Fund is the seventh closed-end fund to be managed by the Adviser and the sixth closed-end fund to be managed by the Subadviser. The Adviser and the Subadviser each manage several registered open-end funds, and the portfolio managers have previous experience managing closed-end funds. As with any managed fund, the Adviser and Subadviser may not be successful in selecting the best performing securities, leverage strategy or investment techniques, and the Fund’s performance may lag behind that of similar funds as a result.

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Securities Risks

The value of the Fund or an Underlying Fund may decrease in response to the activities and financial prospects of individual securities in the fund’s portfolio.

Municipal Bond Risks

Economic exposure to Municipal Bonds involves certain risks. The Fund’s economic exposure to Municipal Bonds includes Municipal Bonds in the Fund’s portfolio and Municipal Bonds to which the Fund is exposed through Underlying Funds and the ownership of TOB Residuals. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and at times these firms’ capital may be severely constrained. In such event, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for Municipal Bonds. Municipal Bonds typically are not registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the Municipal Bonds to which the Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Adviser and the Subadviser than would be a stock fund or taxable bond fund. The secondary market for Municipal Bonds, particularly non-investment grade bonds, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the ability to sell such bonds at attractive prices or at prices approximating those at which the Fund and Underlying Funds currently value them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. The current COVID-19 pandemic has significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may impair their ability to meet their financial obligations and may harm the value or liquidity of the Fund’s investments in municipal securities. In particular, responses by municipalities to the COVID-19 pandemic have caused disruptions in business activities. These and other effects of the COVID-19 pandemic, such as increased unemployment levels, have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. As a result, there is increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact the Fund’s investments. See “—Market Disruption, Geopolitical, Pandemic and Climate Change Risks.” In addition, the taxing power of any governmental entity may be limited by provisions of state constitutions or other laws, and an entity’s credit generally will depend on many factors, including the entity’s tax base, the extent to which the entity relies on Federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes or could limit the tax exemption of certain types of Municipal Bonds that the Fund and Underlying Funds may invest in. Issuers of Municipal Bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of Municipal Bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may, in certain circumstances, take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and the ability to maintain an adequate tax base. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan liabilities.

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Revenue bonds involve special risks, including that the underlying facilities may not generate sufficient income to pay expenses and interest costs. In the case of revenue bonds issued by state and local agencies to finance the development of low-income, multi-family housing, such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of Municipal Bonds can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer’s locality or municipal sector events. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.

Municipal leases and certificates of participation involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

To be tax-exempt, Municipal Bonds must meet certain regulatory requirements. If a Municipal Bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a Municipal Bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which could cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

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Municipal bonds are also subject to interest rate, credit, and liquidity risk, which are discussed generally elsewhere in this section.

State Specific and Industry Risk

The Fund may not directly invest more than 25% of its Managed Assets in Municipal Bonds in any one industry or in any one state of origin. However, the Fund’s overall exposure to a single industry or a single state of origin may be greater after factoring in the investments of the Underlying Funds, in which case the Fund may be more susceptible to adverse economic, political or regulatory occurrences affecting that particular state or industry. For example, the Fund may invest, under normal market conditions, up to 35% of the Managed Assets allocated to the Tactical Municipal Closed-End Fund Strategy in single state municipal closed-end funds and such investments could increase the Fund’s overall exposure to a particular single state. To the extent that the Fund is aware of the investments held by the Underlying Funds, the Fund will consider such information when determining compliance with its fundamental policy relating to industry concentration as described in the SAI. See “Investment Restrictions” in the Fund’s SAI.

Puerto Rico Municipal Bond Risks

The Fund may invest directly, without limit, in Puerto Rico Municipal Bonds, subject to the industry, issuer and below investment grade investment restrictions under the Municipal Bond Income Strategy, as applicable. Municipal obligations issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rico Municipal Bonds. Major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. In both August 2015 and January 2016, Puerto Rico defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rico Municipal Bonds. Legislation could also impact the value of the Fund’s investments in Puerto Rico Municipal Bonds.

These challenges and uncertainties have been exacerbated by Hurricane Maria, and subsequent hurricanes and storms, and the resulting natural disaster in Puerto Rico. In September 2017, Hurricane Maria struck Puerto Rico, causing major damage across the Commonwealth, including damage to its water, power, and telecommunications infrastructure. The length of time needed to rebuild Puerto Rico’s infrastructure is unclear, but could amount to years, during which the Commonwealth is likely to be in an even more uncertain economic state. The full extent of the natural disaster’s impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Tobacco Settlement Bond Risks

The Fund may invest directly, without limit, in tobacco settlement bonds, subject to the industry, issuer and below investment grade investment restrictions under the Municipal Bond Income Strategy, as applicable. Annual payments on tobacco settlement bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity pursuant to the MSA. The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; the spread of local ordinances restricting smoking in public places, and competition from e-cigarettes. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

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Credit and Below Investment Grade Securities Risks

Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and the Underlying Funds may invest in below investment grade securities, which are commonly referred to as “junk” and “high yield” securities; such securities, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. The below investment grade securities receiving the lowest rating from an NRSRO are typically already in default. In addition, below investment grade securities are generally susceptible to decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. Because of the substantial risks associated with below investment grade securities, among other factors, you could lose money on your investment in Common Shares, both in the short term and the long term. See “Investment Policies and Techniques—Below Investment Grade Securities” in the SAI for additional discussion of below investment grade securities risks. See also “—Defaulted and Distressed Securities Risk.”

Interest Rate Risk

Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. Currently, market interest rates are near historically low levels. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

To the extent the Fund is primarily exposed to longer-term Municipal Bonds, the Common Share NAV and market price per Common Share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term Municipal Bonds.

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In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features, in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. For example, the price of a bond with an effective duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield, and the price of a five-year duration bond will rise (fall) five percent for a one percent decrease (increase) in its yield.

If increasing interest rates slow principal payments and thus extend the average life of securities held by the Fund, this increase in duration will make the Fund more sensitive to the effect of rising rates and may cause the principal value of the Fund’s holdings to decline more than they would in the absence of such an increase in duration.

Yield curve risk is the risk associated with either a flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. When market interest rates, or yields, increase, the price of a bond will decrease and vice versa. When the yield curve shifts, the price of the bond, which was initially priced based on the initial yield curve, will change in price. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows, and the price of the bond will change accordingly. If the bond is short-term and the yield decreases, the price of this bond will increase. If the yield curve steepens, this means that the spread between long- and short-term interest rates increases. Therefore, long-term bond prices will decrease relative to short-term bonds. Changes in the yield curve are based on bond risk premiums and expectations of future interest rates.

The Common Share NAV and market price per Common Share will fluctuate more in response to changes in market interest rates when the Fund has higher exposure to long-term Municipal Bonds than short-term Municipal Bonds. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time–the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Tactical Municipal Closed-End Fund Strategy Risk

The Fund invests in closed-end funds as a principal part of the Tactical Municipal Closed-End Fund Strategy. Shares of closed-end funds listed for trading on a securities exchange frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. The market price of such shares may be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the closed-end fund’s portfolio holdings, the timing and success of the closed-end fund’s investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of the closed-end fund.

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In addition, a market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but, rather, are subject to supply and demand in the secondary market.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Underlying Fund Risks

The Fund will incur higher and additional expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds. To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry or state, the Fund would be vulnerable to factors affecting that industry or state and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate. In addition, one Underlying Fund may purchase a security that another Underlying Fund is selling.

As the Fund will invest at least a portion of its Managed Assets in closed-end funds and ETFs, the Fund’s performance will depend to a greater extent on the overall performance of investment companies generally, in addition to the performance of the specific Underlying Funds (and other assets) in which the Fund invests. The use of leverage by Underlying Funds magnifies gains and losses on amounts invested and increases the risks associated with investing in Underlying Funds. Further, the Underlying Funds are not subject to the Fund’s investment policies and restrictions. The Fund generally receives information regarding the portfolio holdings of Underlying Funds only when that information is made available to the public. The Fund cannot dictate how the Underlying Funds invest their assets. The Underlying Funds may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this Prospectus, and there is risk that the Underlying Funds may not be in compliance with their investment policies and strategies, including their policy to invest at least 80% of their assets in Municipal Bonds which, in turn, could result in the Fund’s non-compliance with its own investment policies. Because the Fund expects that most of the Underlying Funds will publish their portfolio holdings only at intervals, and then only after some delay, the Fund will generally not know for certain the current holdings of the Underlying Funds.

Common Shareholders will bear two layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses. If those Underlying Funds use leverage, that will likely increase the amount of fees that the Fund, as an investor in the Underlying Funds, will pay. See “Summary of Fund Expenses” for a further description of such fees and their impact on the expenses of the Fund. In addition, subject to applicable 1940 Act limitations, the Underlying Funds themselves may purchase securities issued by registered and unregistered funds (e.g., common stock and preferred stock), and those investments would be subject to the risks associated with Underlying Funds and unregistered funds (including a third layer of fees and expenses, i.e., the Underlying Fund will indirectly bear fees and expenses charged by the funds in which the Underlying Fund invests, in addition to the Underlying Fund’s own fees and expenses). The Fund’s investment in an Underlying Fund also may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes but may be characterized as a dividend if the Fund has earnings from other sources. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

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As may be the case with the Fund, the shares of many closed-end funds in which the Fund may invest frequently trade after their initial public offering at a price per share that is less than the NAV per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but in a down market may increase the size and speed of losses. Thus, leveraged funds may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure. Since the Fund may use leverage to invest in other funds that are leveraged, the effect of gains and losses in the other funds may be compounded, especially when events occur that may broadly affect the market for municipal securities. In addition, the Fund may invest in such senior securities issued by closed-end funds, including auction rate municipal securities and auction rate preferred securities. In recent market environments, auctions have failed, which adversely affects the liquidity and price of auction rate securities, and are unlikely to resume. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Auction rate securities may be called by the issuer. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act.

ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, which could cause investors to pay significantly more or less for ETF shares than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. While the creation/redemption feature is designed to make it likely that ETF shares normally will trade close to their NAVs, market prices are not expected to correlate exactly to the shares’ NAVs due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for an ETF’s shares (including through a trading halt) may result in market prices that differ significantly from an ETF’s NAV or to the intraday value of the ETF’s holdings. An active trading market for shares of an ETF may not develop or be maintained. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. Additionally, the underlying securities of an ETF may be traded outside of a collateralized settlement system, such as the National Securities Clearing Corporation, a clearing agency that is registered with the SEC. There are a limited number of financial institutions that may act as authorized participants that post collateral for certain trades on an agency basis. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, in stressed market conditions, the market for ETF shares may become less liquid in response to deteriorating liquidity in the markets for such ETF’s underlying portfolio holdings, which may cause the shares of the ETF to trade at a wider than normal discount or premium. Furthermore, purchases and redemptions of creation units primarily in cash rather than in-kind may cause an ETF to incur certain costs, such as brokerage costs, taxable gains or other losses that it may not have incurred with an in-kind purchase or redemption. These costs may be borne by the ETF and decrease the ETF’s NAV to the extent they are not offset by a transaction fee payable by an authorized participant.

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Index-based ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track due to transaction costs and other expenses of the ETFs. The Fund may also invest in actively managed ETFs that are subject to management risk as the ETF’s investment adviser will apply certain investment techniques and risk analyses in making investment decisions. There can be no guarantee that these will produce the desired results.

The Fund’s investment in Underlying Funds may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one Underlying Fund to 3% of the Underlying Fund’s outstanding voting stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. In addition, to comply with provisions of the 1940 Act, in any matter upon which Underlying Fund shareholders are solicited to vote, the Adviser may be required to vote Underlying Fund shares in the same proportion as shares held by other shareholders of the Underlying Fund. However, pursuant to Rule 12d1-4, the Fund may be permitted to invest in such Underlying Funds in excess of the limits set forth in the 1940 Act subject to certain terms and conditions set forth in Rule 12d1-4.

Defaulted and Distressed Securities Risks

The Fund and the Underlying Funds may invest in defaulted and distressed securities. Legal difficulties and negotiations with creditors and other claimants are common when dealing with defaulted or distressed issuers. Defaulted or distressed issuers may be insolvent, in bankruptcy or undergoing some other form of financial restructuring. In the event of a default, the Fund or an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Because of the relative illiquidity of defaulted or distressed debt and equity securities, short sales are difficult, and the Fund and most Underlying Funds primarily maintain long positions. Some relative value trades are possible, where an investor sells short one class of a defaulted or distressed issuer’s capital structure and purchases another. With distressed investing, often there is a time lag between when the Fund and an Underlying Fund makes an investment and when the Fund and the Underlying Fund realizes the value of the investment. In addition, the Fund and an Underlying Fund may incur legal and other monitoring costs in protecting the value of the Fund’s and the Underlying Fund’s claims.

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Illiquid Securities Risks

The Fund and the Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value. Liquidity may sometimes be impaired in the municipal market and, because the Fund principally invests in Municipal Bonds, it may find it difficult to purchase or sell such securities at opportune times. Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances. Depending on the particular issuer and current economic conditions, Municipal Bonds could be deemed more volatile investments.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to risk that when a fixed-income security is sold in the market, the amount received by the Fund is less than the value of such fixed-income security carried on the Fund’s books.

Tender Option Bonds Risks

TOB Residuals are derivative municipal securities that have embedded in them the risk of economic leverage. There is no assurance that the Fund’s strategy of using the proceeds received from tender option bond transactions to leverage its assets will be successful. TOB transactions expose the Fund to leverage and credit risk, and generally involve greater risk than investment in fixed rate Municipal Bonds, including the loss of principal.

Distributions on TOB Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates are near historic lows and may be more likely to rise in the current market environment. The value of TOB Residuals may decline rapidly in times of rising interest rates.

The Fund’s use of proceeds received from tender option bond transactions will create economic leverage. Any economic leverage achieved through the Fund’s investment in TOB Residuals will create an opportunity for increased Common Share net income and returns, but will also create the possibility that Common Share long-term returns will be diminished if the cost of the TOB Floaters exceeds the return on the securities deposited in the TOB Issuer. If the income and gains earned on Municipal Bonds deposited in a TOB Issuer that issues TOB Residuals to the Fund are greater than the payments due on the TOB Floaters, the Fund’s returns will be greater than if it had not invested in the TOB Residuals.

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The Fund has no current intention of investing in recourse TOB Residuals. However, circumstances may change and it is possible that in the future the Fund may elect to invest in recourse TOB Residuals to leverage its portfolio. If the Fund uses recourse TOB Residuals, the liquidity provider may seek recourse against assets of the Fund, and the Fund may have to pay the liquidity provider the difference between the purchase price of any TOB Floaters put to the liquidity provider by third party investors and the proceeds realized by the liquidity provider from the remarketing of those TOB Floaters or the sale of the assets in the TOB Issuer, which could cause the Fund to lose money in excess of its investment in a TOB Issuer.

Although the Fund generally would unwind a tender option bond transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Issuer. The market price of TOB Residuals are more volatile than the underlying securities due to leverage. The leverage attributable to TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of NAV and market price of the Common Shares may be greater for a fund that relies primarily on tender option bond transactions to achieve a desired effective leverage ratio. The Fund may be required to sell its TOB Residuals at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities deposited in the TOB Issuer are not actively trading due to adverse market conditions;

•	If the sponsors of TOB Issuers (as a collective group or individually) experience financial hardship and consequently seek to terminate their sponsorship of TOB Issuers; and

•	If the value of an underlying security deposited in the TOB Issuer declines significantly (to a level below the notional value of the TOB Floaters issued by the TOB Issuer) and if additional collateral has not been posted by the Fund.

The Fund may invest in taxable TOB Residuals, issued by TOB Issuers formed with taxable municipal securities. There may be a limited number of counterparties for such transactions, which may increase the credit risks, counterparty risks, liquidity risks and other risks of investing in taxable TOB Residuals. The Fund may not invest more than 30% of its Managed Assets in any single third party sponsor that establishes a TOB Issuer. See also “Risks—Investment-Related Risks—Legislation and Regulatory Risks.”

Insurance Risks

The Fund may purchase Municipal Bonds that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will generally affect the value of those securities. Certain significant providers of insurance for Municipal Bonds have at times incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced defaults or otherwise suffered credit deterioration. Such losses may reduce the insurers’ capital and may call into question their continued ability to perform their obligations under such insurance if called upon in the future. While an insured Municipal Bond will typically be deemed to have the rating of its insurer, if the insurer of a Municipal Bond suffers a downgrade in its credit rating or the market discounts the value of the insurance provided, the rating of the underlying Municipal Bond will generally be more relevant and the value of the Municipal Bond would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a Municipal Bond would decline and may not add any value. The insurance feature of a Municipal Bond does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the Common Shares represented by such insured obligation. Because there is no limit on the percentage of Managed Assets that may be insured by any one insurance firm other than the tax diversification rules, there is a risk that a significant portion of the Fund’s holdings may experience a ratings downgrade and lose value if such an insurance company suffers financial or reputational adversity. Some IRS authority treats a guaranty as a separate security subject to the diversification rules, which limit the value of securities issued by any one issuer to not more than 25% of the portfolio.

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Tax Risks

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a regulated investment company (“RIC”) for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates (currently 21%) without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund may qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, if at least 50% of the value of the total assets of the Fund consists of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. Under this approach, if the proportion of taxable investments held by the Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not, for that taxable year, satisfy the general eligibility test that would otherwise permit it to pay exempt-interest dividends for that taxable year. As an alternative, the Fund may qualify to pay exempt-interest dividends if it is a qualified fund-of-funds, i.e., if at least 50% of the value of its total assets are invested in the shares of underlying RICs as of the close of each quarter of the Fund’s taxable year.

The Fund may enter into various types of derivatives transactions, including swap contracts, among others. The use of such derivatives may generate taxable income. The Fund’s use of derivatives may also affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates and policies. Because interest income from Municipal Bonds is normally not subject to regular federal income taxation, the attractiveness of Municipal Bonds in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from Municipal Bonds. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Bonds. This could in turn affect the Fund’s NAV and ability to acquire and dispose of Municipal Bonds at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

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The Fund will invest in Municipal Bonds in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Adviser and Subadviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a Municipal Bond, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxable as long-term capital gains. See “U.S. Federal Income Tax Matters.”

Derivatives Risks

The Fund and the Underlying Funds may enter into derivatives. Derivative transactions involve investment techniques and risks different from those associated with the Fund’s other investments. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund or an Underlying Fund. The Fund or an Underlying Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or can suddenly become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives. Except with respect to the Fund’s investments in total return swaps, the Fund expects its use of derivative instruments will be for hedging purposes. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. Certain derivatives transactions may give rise to a form of leverage. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s portfolio securities. Further, using derivatives may include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. The Fund and the Underlying Funds also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund or an Underlying Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund or an Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See “—Option and Futures Risks” and “—Swap Risks.” The Adviser has claimed an exclusion from registration as a commodity pool operator with respect to the Fund pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5. See “Investment Policies and Techniques—Derivatives—Regulation as a ‘Commodity Pool’” in the SAI.

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Options and Futures Risks

The Fund and the Underlying Funds may invest in options and futures contracts and such contracts are expected to be utilized by the Fund, if at all, for hedging purposes. The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of a fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund or an Underlying Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s or an Underlying Fund’s NAV to be subject to more frequent and wider fluctuation than would be the case if the Fund or an Underlying Fund did not invest in options.

Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund or an Underlying Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. Such options may also be illiquid, and in such cases, the Fund or an Underlying Fund may have difficulty closing out its position. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund or an Underlying Fund may be unable to liquidate an over-the-counter option position.

An Underlying Fund may purchase and sell call and put options with respect to specific securities, and may write and sell covered or uncovered call and put options. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell the underlying security to the writer of the put option at a specified price within a specified time frame. A covered call option is a call option with respect to an underlying security that a fund owns. A covered put option is a put option with respect to which a fund has segregated cash or liquid securities to fulfill the obligation of the option. The purchaser of a put or call option runs the risk of losing the purchaser’s entire investment, paid as the premium, in a relatively short period of time if the option is not sold at a gain or cannot be exercised at a gain prior to expiration. In selling put options, there is a risk that the Underlying Fund may be required to buy the underlying security at a disadvantageous price above the market price. The un-covered writer of a call option is subject to a risk of loss if the price of the underlying security should increase, and the un-covered writer of a put option is subject to a risk of loss if the price of the underlying security should decrease. The Fund will not treat uncovered options as “senior securities” under the 1940 Act and instead, to address senior security concerns, will segregate cash or liquid securities to fulfill its obligation under the options.

The Fund may invest a significant portion of its total assets in Underlying Funds that write covered call options. To the extent that an Underlying Fund writes a covered call option, it forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the writer of the option, the Underlying Fund bears the market risk of an unfavorable change in the price of the security underlying a written option. As an Underlying Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. To the extent an Underlying Fund experiences NAV erosion (which itself may have an indirect negative effect on the market price of interests in the Underlying Fund, the Underlying Fund will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders such as the Fund. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

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To the extent that an Underlying Fund engages in selling options that trade in over-the-counter markets, the Underlying Fund may be subject to additional risks. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange-based” markets. By engaging in option transactions in these markets, an Underlying Fund may take credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which may subject an Underlying Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement.

There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day of a price beyond that limit or trading may be suspended for specified periods during the trading day.

Swap Risks

The Fund and the Underlying Funds may enter into various swap agreements and, other than total return swap agreements (as discussed herein), such agreements are expected to be utilized by the Fund, if at all, for hedging purposes. All of these agreements are considered derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on an agreed-upon underlying asset or investment over the term of the swap. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser, Subadviser or an Underlying Fund’s investment adviser is incorrect in its forecasts of default risks, market spreads, liquidity or other applicable factors or events, the investment performance of the Fund or Underlying Fund would diminish compared with what it would have been if these techniques were not used. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

Swaps could result in losses if interest rates or credit quality changes are not correctly anticipated by the Adviser, Subadviser or Underlying Fund manager. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Total return swaps involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations, which could turn an expected gain into a loss. Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. To the extent the Fund or an Underlying Fund enters into a total return swap on equity securities, the Fund or the Underlying Fund will receive the positive performance of a notional amount of such securities underlying the total return swap. In exchange, the Fund or the Underlying Fund will be obligated to pay the negative performance of such notional amount of securities. Therefore, the Fund or the Underlying Fund assumes the risk of a substantial decrease in the market value of the equity securities. The use of swaps may not always be successful; using them could lower Fund or Underlying Fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s or an Underlying Fund’s initial investment in such instruments.

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Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purposes. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund or an Underlying Fund or that the fund’s use of swaps will be advantageous.

Short Sale Risks

The Fund and the Underlying Funds may engage in short sales. However, the Fund will not engage in any short sales of securities issued by closed-end funds. Short sales are expected to be utilized by the Fund, if at all, for hedging purposes. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. Positions in shorted securities are speculative and riskier than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce a fund’s return.

If a security sold short increases in price, a fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. With respect to a fund’s short positions, the fund must borrow those securities to make delivery to the buyer. A fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. As a result, a fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, a fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A fund must normally repay to the lender an amount equal to any dividends or interest earned while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a fund is unable to borrow the same security for delivery. In that case, a fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the costs of purchasing the security.

Until a fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets to cover the fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, a fund may be required to maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover its short sale obligations. This may limit a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

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Because a fund’s loss on a short sale arises from increases in the value of the security sold short, the loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, which would exacerbate the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which a fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, a fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

By investing the proceeds received from selling securities short, a fund is using a form of leverage, which creates special risks. The use of leverage may increase a fund’s exposure to long equity positions and make any change in a fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund or an Underlying Fund will leverage its portfolio, or if it does, that the leveraging strategy will be successful. The Fund also cannot guarantee that the use of leverage by the Fund or an Underlying Fund will produce a higher return on an investment. See “—Legislation and Regulatory Risks” for forthcoming changes to the current treatment of short sales transactions under applicable rules and regulations that could impact the Fund in the future.

Rating Agency Risk

Ratings agencies such as S&P, Fitch, Moody’s or other NRSROs provide ratings on debt securities based on their analyses of information they deem relevant. Ratings are opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and/or repay principal and an NRSRO’s decision to downgrade a security. Further, a rating agency may have a conflict of interest with respect to a security for which it assigns a particular rating if, for example, the issuer or sponsor of the security pays the rating agency for the analysis of its security, which could affect the reliability of the rating.

United States Credit Rating Downgrade Risk

On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States to “AA+” from “AAA.” In general, a lower rating could increase the volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser and the Subadviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser and the Subadviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Legislation and Regulatory Risks

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund or an Underlying Fund invests. Legislation or regulation may also change the way in which the Fund or an Underlying Fund is regulated. New or amended regulations may be imposed by the CFTC, the Securities and Exchange Commission (“SEC”), the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund or the Underlying Funds. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. The Fund and the Underlying Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental authorities or self-regulatory organizations.

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On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose new limits on the amount of derivatives, short sales, and tender option bond transactions that the Fund can enter into; eliminate the asset segregation framework the Fund initially intends to use to comply with Section 18 of the 1940 Act; treat certain derivatives as senior securities so that a failure to comply with the limits might be alleged by a regulator to be a statutory violation; and potentially require the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The extent of the impact of such new regulations on the Fund, including the ability of the Fund to continue to utilize derivatives, short sales and tender option bond transactions in an amount similar to its initial use of such transactions, remains uncertain as of the date of this prospectus.

Market Disruption, Geopolitical, Pandemic and Climate Change Risks

The Fund and Underlying Funds (as well as their service providers) may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, natural disasters, terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. In December 2019, an initial outbreak of COVID-19 was reported and, since then, a large and growing number of cases have been confirmed around the world. This has resulted in numerous deaths and the imposition of both local and more widespread quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. In response to the COVID-19 pandemic, central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.  The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and likely will affect certain countries, regions, companies, industries and market sectors more dramatically than others. It is not known how long the impact of the COVID-19 pandemic will last or the severity thereof.

The COVID-19 pandemic and public health measures taken in response have the potential to negatively affect the budgets of many states and municipalities, and with limited disclosure requirements under the federal securities laws, it may be difficult for investors to discern the full extent of those effects. Although there is discussion of the federal government assisting municipalities with these financial difficulties, any such assistance is subject to the political process and it is far from certain that it will be forthcoming or be in the amounts necessary. Such assistance, if it materializes, may not help the issuers of revenue bonds that finance specific projects.

To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject, including: (1) issuers of municipal securities could be materially impacted by the COVID- 19 pandemic, which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund and result in a decrease in the NAV of the Fund; (2) operational impacts on and availability of key personnel of the Adviser or Subadviser, and/or any of the Fund’s other service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic; and (3) limitations on the Fund’s ability to make distributions or dividends, as applicable.

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The Fund cannot predict the effects of or likelihood of such events on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund’s or an Underlying Fund’s portfolio, could be materially impacted by such events which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund.

Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for a State or municipality include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State's or municipality’s infrastructure to extreme weather events. Climate change risks, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire.  Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

These losses could adversely affect the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of municipal securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Defensive Measures

The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser or Subadviser. During these periods, the Fund may not be pursuing its investment objectives.

Structural Risks:

Market Discount

Common stock of closed-end funds frequently trades at a discount from its NAV. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in closed-end funds.

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

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Limited Term and Eligible Tender Offer Risk

The Fund is scheduled to terminate on or about the Termination Date (unless it is converted to a perpetual fund). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without a vote of Common Shareholders. Thereafter, the Fund will have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share. Common Shares of closed-end management investment companies frequently trade at a discount from their NAV and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV. See “—Market Discount.” The Adviser may have a conflict of interest in recommending to the Board of Directors that the limited term structure be eliminated and the Fund have a perpetual existence.

In order to pay for Common Shares to be purchased in an Eligible Tender Offer or to liquidate the portfolio in connection with the Fund’s termination, the Fund will be required to sell its assets. As a result, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses.

Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objectives. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Termination Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objectives and adversely impact the Fund’s performance and distributions to Common Shareholders, which may in turn adversely impact the market value of the Common Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to Common Shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Termination Date, which may exacerbate the foregoing risks and considerations. A Common Shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Termination Date.

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If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become thinly traded or otherwise adversely impact the secondary market trading of such shares. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

In connection with its termination, the Fund may distribute the proceeds from the disposition of portfolio securities in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Fund will have distributed substantially all of its net assets to Common Shareholders, although securities for which no market exists, securities trading at depressed prices, if any, and assets recovered following termination may be placed in a liquidating trust. Common Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

Investment Style Risk

The Fund is managed by allocating the Fund’s assets to two different strategies as described in this Prospectus. This may cause the Fund to underperform funds that do not limit their investments to these two strategies during periods when these strategies underperform other types of investments.

Not a Complete Investment Program

The Fund is intended for investors seeking current income and overall total return over the long-term, and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objectives and other characteristics as well as the investor’s other investments when considering an investment in the Common Shares. An investment in the Fund may not be appropriate for all investors.

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Multi-Manager Risk

Fund performance is dependent upon the success of the Adviser and the Subadviser in implementing the Fund’s investment strategies in pursuit of its investment objectives. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets between each of the principal investment strategies. The Adviser’s and the Subadviser’s investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because the Adviser and the Subadviser each makes investment decisions independently, it is possible that the Adviser and the Subadviser may, at any time, take positions that in effect may be opposite of positions taken by each other. In such cases, the Fund will incur brokerage and other transaction costs without accomplishing any net investment results. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher broker commissions and other transaction costs. The trading costs and tax consequences associated with portfolio turnover may adversely affect the Fund’s performance. See “—Investment Style Risk.”

In addition, the Subadviser’s implementation of the Municipal Bond Income Strategy means that, at any point in time, the Subadviser will manage 35%-75% of the Fund’s Managed Assets. To the extent the Subadvisory Agreement with the Subadviser is terminated or not renewed, Fund performance will become dependent on the Adviser or a new subadviser successfully implementing the Municipal Bond Income Strategy. There is no assurance that a suitable replacement to the Subadviser could be found if the Subadvisory Agreement is terminated or not renewed. Any such termination or non-renewal of the Subadvisory Agreement can have an adverse effect on an investment in the Fund. In addition, to the extent the Adviser retains the responsibility of implementing the Municipal Bond Income Strategy of the Fund following the termination or non-renewal of the Subadvisory Agreement, the approval of the Fund’s stockholders will likely not be required.

Asset Allocation Risk

To the extent that the Adviser’s asset allocation between the Fund’s principal investment strategies may fail to produce the intended result, the Fund’s return may suffer. Additionally, the potentially active asset allocation style of the Fund may lead to changing allocations over time and represent a risk to investors who target fixed asset allocations.

Leverage Risks

Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful. See “Use of Leverage.”

If the Fund were to utilize leverage in the form of borrowing, it anticipates that the money borrowed for investment purposes will incur interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares. Developments in the credit markets may adversely affect the ability of the Fund to borrow money for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of Common Shares.

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In addition to the foregoing, the use of leverage involves risks and special considerations for Common Shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates on borrowings or on short-term debt or in the interest or dividend rates on any debt securities or Preferred Shares that the Fund must pay will reduce the return to the Common Shareholders;
•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;
•	when the Fund uses financial leverage, the investment management fees payable to the Adviser and the subadvisory fees payable by the Adviser to the Subadviser will be higher than if the Fund did not use leverage. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the holders of Common Shares, on the other; and
•	leverage may increase operating costs, which may reduce total return.

The use of leverage may require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money or issues Preferred Shares, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets will be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. See “—Legislation and Regulatory Risks” for forthcoming changes to the existing asset segregation framework under applicable rules and regulations that could impact the Fund in the future.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies if the Fund were to utilize such leverage.

Leverage risk would also apply to the Fund’s investments in Underlying Funds to the extent an Underlying Fund uses leverage. To the extent the Fund uses leverage and invests in Underlying Funds that also use leverage, the risks associated with leverage will be magnified, potentially significantly.

The Fund currently anticipates that leverage will initially be obtained through the use of proceeds received from tender option bond transactions. See “—Investment-Related Risks—Tender Option Bonds Risks.”

The use of segregation and cover with respect to a leverage instrument or technique does not prevent the Fund from suffering a loss on such instrument or technique.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to holders of Common Shares, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. See “U.S. Federal Income Tax Matters.”

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Potential Conflicts of Interest Risk

The Adviser, the Subadviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser and the Subadviser each manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund. As a result, the Adviser, the Subadviser and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Adviser, the Subadviser and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. Furthermore, it is theoretically possible that a portfolio manager could use the information obtained from managing a fund or account to the advantage of other funds or accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser (as applicable) or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser and Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser or the Subadviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. The Adviser, the Subadviser and their affiliates may provide more services to some types of funds and accounts than others.

The Fund, Adviser and/or Subadviser (as applicable) have adopted policies and procedures that address the foregoing potential conflicts of interest, including policies and procedures to address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all accounts of the Adviser and Subadviser are treated equitably. There is no guarantee that the policies and procedures adopted by the Adviser, the Subadviser and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Adviser and/or the Subadviser may manage or advise from time to time. For further information on potential conflicts of interest, see “Management of the Fund—Conflicts of Interest” in the SAI.

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In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser (and by the Adviser to the Subadviser) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser and the Subadviser have a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser and the Subadviser on the one hand and the Common Shareholders of the Fund on the other.

Stockholder Activism

Stockholder activism, which could take many forms, including making public demands that the Fund consider certain strategic alternatives, engaging in public campaigns to attempt to influence the Fund’s corporate governance and/or management, and commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors, or arise in a variety of situations, has been increasing in the closed-end fund space recently. While the Fund is currently not subject to any stockholder activism, due to the potential volatility of the Fund’s stock price and for a variety of other reasons, the Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Cyber Security Risk

With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, Subadviser, transfer agent, and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause an investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Because the Fund does not offer to redeem its Common Shares at NAV, damage to the reputation of the Fund or its service providers could cause a decline in the value of the Fund’s Common Shares, perhaps suddenly. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

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Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Secondary Market for the Common Shares

The issuance of Common Shares through the Plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. When the Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Repurchase Plan Risk

There can be no assurance that repurchases of Common Shares pursuant to the Repurchase Plan will cause the Common Shares to trade at a price equal to or in excess of NAV or prevent or reduce any decline in the market price of the Common Shares. Any acquisition of Common Shares by the Fund would decrease the Managed Assets of the Fund and therefore tend to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Because of the nature of the Fund’s investment objectives, policies and portfolio, the Adviser and the Subadviser do not anticipate that repurchases of Common Shares should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases, although no assurance can be given that this will be the case. The Repurchase Plan is expected to be in effect for the Repurchase Period only and there is no current expectation or assurance that the Fund will repurchase Common Shares at any time following the Repurchase Period, which may result in a decline in the market price of the Common Shares following the conclusion of the Repurchase Period (however, the Board of Directors reserves the right to extend the Repurchase Period or authorize additional repurchases of Common Shares by the Fund at some time after the conclusion of the Repurchase Plan if the Board of Directors determines such repurchases are in the best interests of the Fund and the Common Shareholders). Further, the Fund may be required to liquidate portfolio investments at an inopportune time or price in order to fund share repurchases under the Repurchase Plan and will incur transaction costs borne by the remaining Common Shareholders. The Fund’s repurchase of shares under the Repurchase Plan will be subject to certain conditions under Rule 10b-18 of the Exchange Act and other applicable laws, including Regulation M, which may prohibit such repurchases under certain circumstances.

Anti-Takeover Provisions

Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements discussed herein. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.” This risk would also apply to many of the Fund’s investments in Underlying Funds.

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MANAGEMENT OF THE FUND

Board of Directors

The Fund’s Board of Directors has overall responsibility for management of the Fund. The Board of Directors decides upon matters of general policy and generally oversees the actions of the Adviser, the Subadviser and the other service providers of the Fund. The name and business address of the Board of Directors and officers of the Fund, and their principal occupations and other affiliations during the past five years, are set forth under “Board Members and Officers” in the SAI.

Investment Adviser

RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), a registered investment adviser, is the Fund’s investment adviser and will be responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Tactical Municipal Closed-End Fund Strategy, managing the Fund’s business affairs and providing certain administrative services. The Adviser will also be responsible for determining the Fund’s overall investment strategy and overseeing its implementation. Subject to the ranges noted above, the Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations.

RiverNorth, founded in 2000, is a wholly-owned subsidiary of RiverNorth Financial Holdings LLC and is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. As of November 30, 2020, RiverNorth managed approximately $4.3 billion for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles. See “Management of the Fund” in the SAI.

Subadviser

MacKay Shields LLC is the Fund’s subadviser and will be responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Municipal Bond Income Strategy. The Subadviser is located at 1345 Avenue of the Americas, 43rd Floor, New York, New York 10105. The Subadviser is registered with the SEC and, as of September 30, 2020, had approximately $144 billion in assets under management. The Subadviser was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it was acquired by New York Life Insurance Company. The Subadviser is an indirect wholly owned subsidiary of New York Life Insurance Company.

Portfolio Management

Patrick W. Galley, CFA is a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

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Robert DiMella, CFA is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. DiMella is an Executive Director of the Subadviser. He has managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Bond Fund since 2010, the MainStay New York Tax Free Opportunities Fund since May 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (“MLIM”), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master’s degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut, and he has received the CFA designation.

John Loffredo, CFA is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Loffredo is an Executive Managing Director of the Subadviser. Mr. Loffredo has managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Bond Fund since 2010, the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University, and he has received the CFA designation.

Michael Petty is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Petty is a Senior Managing Director of the Subadviser. Mr. Petty has managed the MainStay High Yield Municipal Bond Fund since 2010, the MainStay Tax Free Bond Fund since 2011, the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Before joining the Subadviser in 2009, he was a Portfolio Manager for Mariner Municipal Managers. He has been a portfolio manager on Wall Street since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers. Mr. Petty graduated from Hobart College with a B.S. in Mathematics and Economics.

Scott Sprauer is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Sprauer is a Senior Managing Director of the Subadviser. He joined the Subadviser in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013, the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund since February 2014 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining the Subadviser, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

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David Dowden is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Dowden is a Managing Director of the Subadviser. He joined the Subadviser in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013, the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund since February 2014 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining the Subadviser, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Robert Burke is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Burke is a Managing Director of the Subadviser. He joined the Subadviser in July 2017. Before joining the Subadviser, Mr. Burke held various leadership roles in capital markets, spending the majority of his time in the municipal markets. In his last role working for Bank of America Merrill Lynch, Mr. Burke managed the Global Futures, Derivatives Clearing and Foreign Exchange Prime Brokerage businesses. Mr. Burke started his career at Bank of America Merrill Lynch in the municipal bond department covering insurance, hedge fund, and asset management clients. He holds a Masters of Business Administration from the Gabelli School at Fordham University, and a Bachelor of Arts with High Honors in Economics from Colgate University. Mr. Burke has received the CFA designation. He has been in the investment management industry since 1985.

John Lawlor is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Lawlor joined MacKay Shields in 2016.  Before joining the firm, he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch.  From 1997-2011, he was a senior trader on the floor of the New York Stock Exchange.  John has a broad and diverse set of skills in sales, trading, and electronic trading platforms.  He earned a Bachelor’s degree in Finance from Lehigh University. John graduated college in 1997.  He has 19 years in the financial services industry.

The Fund’s SAI provides information about the compensation received by the portfolio managers of the Fund, other accounts that they manage and their ownership of the Fund’s equity securities.

Investment Advisory and Subadvisory Agreements

Pursuant to an Investment Advisory Agreement, the Adviser is responsible for managing the Fund’s affairs, subject at all times to the general oversight of the Fund’s Board of Directors. The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of 1.40% of the Fund’s average daily Managed Assets for the services it provides. This management fee paid by the Fund to the Adviser is essentially an all-in fee structure (the “unified management fee”) and, as part of the unified management fee, the Adviser will provide or cause to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Fund, except (unless otherwise described in this Prospectus or otherwise agreed to in writing), the Fund will pay, in addition to the unified management fee, taxes and governmental fees, if any, levied against the Fund; brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limit, through the use by the Fund of tender option bond transactions; costs, including dividend and/or interest expenses and other costs (including, without limit, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares or other instruments (such as the use of tender option bond transactions) for the purpose of incurring leverage; fees and expenses of any Underlying Funds in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; fees and expenses, including travel expenses and fees and expenses of legal counsel retained for their benefit, of directors of the Fund who are not officers, employees, partners, shareholders or members of the Adviser or its affiliates; fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of directors, shareholder proposals or other non-routine matters that are not initiated or proposed by the Adviser; legal, marketing, printing, accounting and other expenses associated with any future share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering; expenses associated with tender offers (other than any Eligible Tender Offer) and other share repurchases and redemptions; and other extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limit, expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Fund to indemnify its directors, officers, employees, shareholders, distributors and agents with respect thereto.

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Pursuant to a Subadvisory Agreement, the Adviser has delegated daily management of the Fund’s Managed Assets allocated to the Municipal Bond Income Strategy to the Subadviser, who is paid by the Adviser from the unified management fee and not the Fund. The Adviser (and not the Fund) has agreed to pay the Subadviser a subadvisory fee payable on a monthly basis at the annual rate of 0.20% of the Fund’s average daily Managed Assets for the service it provides.

Because the fees received by the Adviser and the Subadviser are based on the Managed Assets of the Fund, the Adviser and the Subadviser have a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the holders of Common Shares, on the other. Because leverage costs will be borne by the Fund at a specified interest rate, the Fund’s investment management fee and other expenses, including expenses incurred as a result of any leverage, are paid only by the holders of Common Shares and not by holders of Preferred Shares or through borrowings. See “Use of Leverage.”

A discussion of the basis for the Board of Directors’ approval of the Fund’s Investment Advisory and Subadvisory Agreements will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

NAV is determined daily as of the close of the regular trading session on the NYSE (usually 4:00 p.m. Eastern time). NAV is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

The Fund utilizes an independent pricing service approved by the Fund’s Board of Directors to value its Municipal Bond investments. The Fund’s Underlying Fund investments are generally valued at their market value using market quotations. The Fund may use independent pricing services to provide market quotations. Prices obtained from independent pricing services use various observable inputs and assumptions, including, but not limited to, information provided by broker-dealers, pricing formulas, such as dividend discount models, option valuation formulas, estimates of market values obtained from yield data relating to investments or securities with similar characteristics and discounted cash flow models that might be applicable. In valuing Municipal Bonds, the pricing services may consider, among other factors, the yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and rating and the obligor’s credit characteristics considered relevant by the pricing service of the Board of Directors. If a market valuation for a security is unavailable or deemed to be an unreliable indicator of current market value, the Fund will seek to obtain a broker quote from an external data vendor or directly from broker-dealers. Certain fixed income securities purchased on a delayed delivery basis are marked-to-market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost; however, securities with a demand feature exercisable within seven days are generally valued at par. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. If market quotations are not available or, in the Adviser or Subadviser’s opinion, market quotations do not reflect market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time as of which the NAV is calculated) that materially affects market value, the security will be valued at fair value according to policies approved by the Fund’s Board of Directors. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the security may need to be fair valued using the Fund’s fair value pricing policies. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund will invest in Underlying Funds. The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of doing so.

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DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to distribute to Common Shareholders regular monthly cash distributions of all or a portion of its net investment income. The Fund expects to declare its initial monthly dividend within 30 to 45 after the completion of this offering days and pay its initial monthly dividend within approximately 45 to 60 days after the completion of this offering, depending on market conditions. There is no assurance the Fund will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

Commencing with the first distribution, the Fund intends to implement a level distribution policy. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income.

It is expected that the Fund’s distributions will generally be treated as tax-exempt income for purposes of regular U.S. federal income tax; however, a portion of the Fund’s distributions may (i) be subject to U.S. federal income tax and such distributions will generally be subject to state and local taxes, (ii) be includable in taxable income for purposes of the Federal alternative minimum tax, and (iii) constitute a return of capital. For example, the Fund may invest up to 30% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds that pay interest that may be includable in taxable income for purposes of the Federal alternative minimum tax. Moreover, the Underlying Funds in which the Fund invests pursuant to the Tactical Municipal Closed-End Fund Strategy may themselves invest in municipal bonds that pay interest that may be includable in taxable income for purposes of the Federal alternative minimum tax.

The Fund will distribute to Common Shareholders at least annually all or substantially all of its investment company taxable income and net exempt interest income after the payment of dividends and interest, if any, owed with respect to any outstanding Preferred Shares or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder’s tax basis in his or her Common Shares. To the extent that the amount of any distribution exceeds the Common Shareholder’s basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

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Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the Common Shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its Common Shares is limited, such limitations could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company, which would have adverse tax consequences for shareholders. See “Use of Leverage” and “U.S. Federal Income Tax Matters.”

DIVIDEND REINVESTMENT PLAN

The Fund has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser (and by the Adviser to the Subadviser).

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

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In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

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DESCRIPTION OF THE COMMON SHARES

The following summary of the terms of the Common Shares of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund’s Charter and the Fund’s Bylaws, copies of which are filed as exhibits to the Registration Statement.

The Fund’s authorized capital stock consists of 50,000,000 shares of common stock, $0.0001 par value per share, all of which is initially classified as Common Shares. The Fund’s Board of Directors, with the approval of a majority of the entire Board, but without any action by the shareholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

In general, shareholders or subscribers for the Fund’s stock have no personal liability for the debts and obligations of the Fund because of their status as shareholders or subscribers, except to the extent that the subscription price or other agreed consideration for the stock has not been paid.

The Common Shares to be issued in the offering will be, upon payment as described in this Prospectus, fully paid and non-assessable. The Common Shares have no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights.

Common Shareholders are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available. Whenever Fund Preferred Shares or borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Fund’s liquidation, dissolution or winding up, Common Shares would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Preferred Shares, if any Preferred Shares are outstanding at such time.

Common Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that, assuming there are no Preferred Shares are outstanding, the holders of more than 50% of the Common Shares will elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors.

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of common stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest. As of the date of this Prospectus, the Fund has no plans to classify or reclassify any unissued shares of common stock.

It is expected that the Fund’s Common Shares will be approved for listing on the NYSE, upon notice of issuance, under the symbol “RFMZ.” Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year.

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Preferred Shares

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including Preferred Shares, without the approval of the holders of the common stock. Prior to issuance of any shares of Preferred Shares, the Board of Directors is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board of Directors could authorize the issuance of Preferred Shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest. No Preferred Shares are currently outstanding.

Any issuance of Preferred Shares must comply with the requirements of the 1940 Act. Specifically, the Fund is not permitted under the 1940 Act to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two directors at all times. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares would have the right to elect a majority of the Fund’s directors at any time two years’ dividends on any Preferred Shares are unpaid.

CERTAIN PROVISIONS OF THE FUND’S CHARTER AND BYLAWS AND OF MARYLAND LAW

The following is a summary of certain provisions of the Maryland General Corporation Law (the “MGCL”) and of the Charter and Bylaws of the Fund.

General

The MGCL and the Fund’s Charter and Bylaws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the Common Shares required to obtain such control, promote continuity and stability and enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

Classified Board of Directors

The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of shareholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the shareholders. A classified Board of Directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

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Election of Directors

The MGCL provides that, unless the charter or bylaws of a corporation provide otherwise, which the Fund’s Charter and the Fund’s Bylaws do not, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the Bylaws. The Bylaws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors, provided that there may be no fewer than three directors and no more than 12 directors.

The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the Common Shares are registered under the Exchange Act), to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of Preferred Shares to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors. Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected. Because a shareholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s Board of Directors. In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The Fund’s Charter requires the favorable vote of at least two-thirds of the Common Shares and Preferred Shares (if any) entitled to be voted on the matter, voting together as a single class, to advise, approve, adopt or authorize the following:

•	a “Business Combination,” which includes the following:

•	a merger, consolidation or statutory share exchange of the Fund with or into another person;

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•	an issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business; or

•	a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

•	the voluntary liquidation or dissolution of the Fund or charter amendment to terminate the Fund’s existence;

•	the conversion of the Fund from a closed-end company to an open-end company, and any amendments necessary to effect the conversion; or

•	unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which shareholder approval is required under federal or Maryland law.

However, unless shareholder approval is required under federal or Maryland law, the Common Shareholder vote described above will not be required with respect to the foregoing transactions if they are approved by a vote of two-thirds of the Continuing Directors (as defined below). If Maryland law or the 1940 Act requires Common Shareholder approval (and two-thirds of the Continuing Directors have approved the transaction), the affirmative vote by Common Shareholders, at a meeting of such shareholders, of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, will be required. In addition, if the Fund has any Preferred Shares outstanding, the holders of a majority of the outstanding Preferred Shares voting separately as a class, would be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of the Preferred Shares, to convert the Fund to an open-end investment company or to deviate from any of the Fund’s fundamental investment policies.

In no event will the foregoing provisions affect shareholder rights under the 1940 Act to approve or terminate an advisory contract of the Fund (either of which may be effectuated by Fund shareholders without the need for approval of any Continuing Director or other member of the Board of Directors).

“Continuing Director” means any member of the Board of Directors who is not an Interested Party (as defined below) or an affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since January 15, 2021, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

“Interested Party” means any person, other than an investment company advised by the Adviser or any of its affiliates, which enters, or proposes to enter, into a Business Combination with the Fund.

In addition, the Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors to advise, approve, adopt or authorize any of the following:

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•	the election and removal of officers;

•	the creation of and delegation of authority and appointment of members to committees of the Board of Directors;

•	amendments to the Fund’s Bylaws (which may only be effected by the Board of Directors, not the Common Shareholders); and

•	Charter amendments not requiring shareholder approval under the 1940 Act.

The Board of Directors has determined that the foregoing supermajority requirements applicable to certain votes of the directors and the Common Shareholders, which are greater than the minimum requirements permitted under Maryland law or the 1940 Act, are in the best interests of the Fund. Reference should be made to the Charter on file with the SEC for the full text of these provisions. See also “Conversion to Open-End Fund.”

Action by Shareholders

Under the MGCL, Common Shareholder action can be taken only at an annual or special meeting of Common Shareholders or, unless the charter provides for Common Shareholder action by less than unanimous written consent (which is not the case in the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a Common Shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a Common Shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s Bylaws provide that any Common Shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of Common Shareholders must comply with the advance notice provisions of the Bylaws. Nominations and proposals that fail to follow the prescribed procedures will not be considered. The Board of Directors believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to Common Shareholders information about a slate of nominations for directors or proposals for new business. This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any slate of nominations should management determine that doing so is in the best interest of Common Shareholders generally. Similarly, adequate advance notice of Common Shareholder proposals will give management time to study such proposals and to determine whether to recommend to the Common Shareholders that such proposals be adopted. For Common Shareholder proposals to be included in the Fund’s proxy materials, the Common Shareholder must comply with all timing and information requirements of the Exchange Act.

Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of Common Shareholders may be called by the Board of Directors or by certain of its officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Common Shareholders requesting the meeting, a special meeting of Common Shareholders will be called by the Fund’s Secretary upon the written request of Common Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

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No Appraisal Rights

As permitted by the MGCL, the Fund’s Charter provides that Common Shareholders will not be entitled to exercise appraisal rights, unless the Fund’s Board of Directors determines that such rights apply.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law. Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proven that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Fund’s Charter delegates the Fund, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s Bylaws provide that the Fund will indemnify its officers and directors against liabilities to the fullest extent permitted by Maryland law and the 1940 Act, and that it shall advance expenses to such persons prior to a final disposition of an action. The rights of indemnification provided in the Fund’s Charter and Bylaws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of Common Shareholders or directors or otherwise.

Authorized Shares

The Fund’s Charter authorizes the issuance of 50,000,000 Common Shares, and authorizes a majority of the Fund’s Board of Directors, without Common Shareholder approval, to increase the number of authorized Common Shares and to classify and reclassify any unissued shares into one or more classes or series of stock and set the terms thereof. The issuance of capital stock or any class or series thereof without Common Shareholder approval may be used by the Fund’s Board of Directors consistent with its duties to deter attempts to gain control of the Fund. Further, the Board of Directors could authorize the issuance Preferred Shares with terms and conditions that could have the effect of discouraging a takeover or other transaction that some of the Fund’s shareholders might believe to be in their best interests.

Anti-Takeover Provisions of Maryland Law

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of directors;

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•	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a special meeting of shareholders.

The Fund has elected to be subject to the classified board provision and the requirement that a vacancy on the Board of Directors be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred. The Fund retains its right to opt into any of the other provisions. The charter of a corporation may contain a provision or the board of directors may adopt a provision that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless the Board of Directors has affirmatively elected to be subject to the MBCA by a resolution. To date, the Fund has not made such an election but may make such an election under Maryland law at any time.

Under the MBCA, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

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The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder.

Maryland Control Share Acquisition Act

The Maryland Control Share Acquisition Act (the “MCSAA”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers of the acquirer or by an employee of the acquirer who is also a director of the acquirer are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Staff of the SEC’s Division of Investment Management (“Staff”) has previously taken the position that, if a closed-end fund opted into a state control share statute (“control shares statutes”), such as the MCSAA, its actions would be inconsistent with the requirements in Section 18(i) of the 1940 Act, which generally requires that shares of the fund have equal voting rights. However, in May 2020, the Staff withdrew its previous position and has stated that it would not recommend enforcement action to the SEC against a closed-end fund for opting into a control share statute if the decision to do so by the fund’s board was taken with reasonable care on a basis consistent with other applicable duties and laws and the duty to the fund and its shareholders generally. The Staff’s current position reflects only the views of the Staff and is not made part of any SEC rule, regulation or court interpretation or ruling. The Fund’s Board of Directors reserves the right to consider and determine, in the future, whether the Fund will opt in and be subject to the MCSAA.

COMMON SHARE REPURCHASE PLAN

The Fund intends to implement a Repurchase Plan with respect to the Fund’s Common Shares for a limited period following the Fund’s initial public offering in an attempt to provide additional liquidity in the marketplace for the Fund’s Common Shares. The Repurchase Plan is currently expected to commence approximately 60 calendar days following the date on which the overallotment period ends and terminate on the earlier of (i) 90 calendar days after the commencement of the Repurchase Plan,or (ii) the date on which the Fund has purchased under the Repurchase Plan 10% of the Common Shares issued in this offering prior to any exercise of the overallotment option. The Repurchase Plan will permit a broker-dealer acting as the Fund’s agent to repurchase in the open market the Fund’s Common Shares on the Fund’s behalf when the Common Shares are trading at or below a specified level of discount to NAV. Under the Repurchase Plan, on any day that shares are repurchased, the Fund’s agent may repurchase the Fund's shares in an amount up to the maximum number of Common Shares the Fund may purchase under Rule 10b-18, which, generally, is currently 25% of the average daily trading volume of the Common Shares over the trailing four week period. The date of commencement of the Repurchase Plan and the repurchases of shares under the Repurchase Plan will be subject to certain conditions under Rule 10b-18 under the Exchange Act and other applicable laws, including Regulation M, which may prohibit the commencement repurchases under certain circumstances.

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In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan will be made by the Fund at a discount to then current NAV of the Common Shares and therefore would be accretive to the NAV of the remaining Common Shares following the repurchases, and the Repurchase Plan may also have the effect of preventing or reducing a significant decline in the market price of the Common Shares in comparison to their NAV. However, there can be no assurance that repurchases of Common Shares under the Repurchase Plan will cause the Common Shares to trade at a price equal to or in excess of NAV or prevent or reduce any trading discount. Although there is no current expectation or assurance that the Fund will repurchase Common Shares at any time following the Repurchase Period, which may result in a decline in the market price of the Common Shares following the conclusion of the Repurchase Period, the Board of Directors reserves the right to extend the Repurchase Period or authorize additional repurchases of Common Shares by the Fund at some time after the conclusion of the Repurchase Plan if the Board of Directors determines such repurchases are in the best interests of the Fund and the Common Shareholders. Also, any acquisition of Common Shares by the Fund would decrease the Managed Assets of the Fund and therefore tend to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Further, the Fund may be required to liquidate portfolio investments at an inopportune time or price in order to fund share repurchases under the Repurchase Plan and will incur related transaction costs borne by the remaining Common Shareholders. See “Risks—Structural Risks—Repurchase Plan Risk.”

REPURCHASE OF SHARES

Shares of closed-end funds often trade at a discount to NAV, and the Fund’s shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund.

Although Common Shareholders will not have the right to redeem their shares, the Fund may (but is not obligated to other than pursuant to the Repurchase Plan) take action to repurchase shares in the open market or make tender offers for its shares at or near NAV. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the NAV. Repurchase of the Common Shares may have the effect of reducing any market discount to NAV.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price that approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to pursue its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover that may result in additional expenses being borne by the Fund and its shareholders. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, and the impact of any action on the Fund and market considerations. Such a decision is a matter on which the Board would exercise its fiduciary judgment, and the Board will consider other factors that may be relevant at the time it considers the matter. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act.

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CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law” for a discussion of the voting requirements applicable to conversion of the Fund to an open-end investment company and any related Charter amendments. If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares then outstanding (possibly requiring in turn that it liquidate a portion of its investment portfolio). Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time (but is not required to) propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. Before deciding whether to make such a proposal, the Board of Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of the conversion on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

LIMITED TERM AND ELIGIBLE TENDER OFFER

The Fund will terminate on or before the Termination Date; provided, that if the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date (i) once for up to one year (i.e., up to February 26, 2037), and (ii) once for up to an additional six months (i.e., up to August 26, 2037), in each case upon the affirmative vote of a majority of the Board of Directors and without a vote of Common Shareholders. In addition, as of a date within twelve months preceding the Termination Date, the Board of Directors may cause the Fund to conduct an Eligible Tender Offer, which is a tender offer by the Fund to all Common Shareholders to purchase Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer. Following the completion of an Eligible Tender Offer, the Board of Directors may eliminate the limited term structure of the Fund and convert the Fund to a perpetual fund upon the affirmative vote of a majority of the Board of Directors and without a vote of Common Shareholders.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the termination date. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

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Upon its termination, the Fund will distribute substantially all of its net assets to Common Shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, as may be determined by the Board Trustees. In anticipation of an Eligible Tender Offer or the Termination Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies, including its policy of investing at least 80% of the value of its Managed Assets in municipal bonds and may not achieve its investment objective. During such period(s), the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation or an Eligible Tender Offer. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Fund’s distributions during the wind-down period may decrease, and such distributions may include a return of capital. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s Dividend Reinvestment Plan. However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Common Shareholders generally will realize capital gain or loss upon the termination of the Fund in an amount equal to the difference between the amount of cash or other property received by the Common Shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the Common Shareholder’s adjusted tax basis in the Common Shares of the Fund for U.S. federal income tax purposes.

If the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date (i) once for up to one year (i.e., up to February 26, 2037), and (ii) once for up to an additional six months (i.e. up to August 26, 2037), in each case upon the affirmative vote of a majority of the Board of Directors and without a vote of Commons Shareholders. In determining whether to extend the Termination Date, the Board of Directors may consider, for example, the Fund’s inability to sell its assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Directors may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

The Board of Directors may cause the Fund to conduct an Eligible Tender Offer. An Eligible Tender Offer would consist of a tender offer to all Common Shareholders to purchase Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer, which shall be as of a date within twelve months preceding the Termination Date. The Board of Directors has established that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Termination Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.

If the number of properly tendered Common Shares would result in the Fund’s net assets equaling or totaling greater than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund’s purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding preferred stock or debt securities, if any. See “Risks—Structural Risks—Limited Term and Eligible Tender Offer Risk.” Following the completion of an Eligible Tender Offer, the Board of Directors may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Directors and without the approval of Common Shareholders. In making a decision to do so to provide for the Fund’s perpetual existence, the Board of Directors will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Directors in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in recommending to the Board of Directors that the limited term structure be eliminated and the Fund have a perpetual existence (or that the Termination Date be extended). The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share.

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An Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Exchange Act and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act or successor rules to the same general effect). The repurchase of tendered Common Shares by the Fund in a tender offer would be a taxable event to Common Shareholders. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Common Shareholders.

An Eligible Tender Offer may be commenced upon approval of a majority of the Board of Directors, without a vote of Common Shareholders. The Fund is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Fund will liquidate on or before the Termination Date (subject to extension as described above), unless the limited term provisions of the Articles of Incorporation are amended with the vote of Common Shareholders, as described above. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.”

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks or other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws. See “California Tax Matters.”

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The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

A Common Shareholder will have all dividends and distributions automatically reinvested in shares of common stock of the Fund (unless the shareholder “opts out” of the Plan). For shareholders subject to U.S. federal income tax, Fund dividends that are not “exempt-interest” dividends will generally be taxable regardless of whether the shareholder takes them in cash or they are reinvested in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. The Fund does not generally expect to pay dividends that qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to non-corporate shareholders under Section 1(h)(11) of the Code. Distributions of net capital gain, if any, that are properly reported by the Fund are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. If the Fund received dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income or as eligible for the dividends received deduction, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income and/or as eligible for the dividends received deduction, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

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A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to shareholders annually. The Fund can provide no assurance regarding the portion of its dividends that will qualify for the dividends received deduction or for qualified dividend income treatment. As long as the Fund qualifies as a RIC under the Code, it is not expected that any significant part of its distributions to Common Shareholders from its investments will so qualify.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

If a shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the shareholder will be treated as having received a distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash, unless the distribution is in newly issued shares of the Fund that are trading at or above NAV, in which case the shareholder will be treated as receiving a distribution equal to the fair market value of the stock the shareholder receives.

Certain of the investment practices of the Fund or an Underlying Fund are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund or an Underlying Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, (vi) produce income that will not be qualifying income for purposes of the 90% income test and (vii) adversely alter the intended characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

The Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses realized by another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. Additionally, the Fund’s investment in an Underlying Fund may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

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Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Fund. The federal income tax consequences to a holder of such securities are not entirely certain. If the Fund’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes.

The Fund may qualify to pay “exempt-interest” dividends, as defined in the Code, on its Common Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal securities and which are so reported by the Fund. As an alternative, the Fund may qualify to pay exempt-interest dividends if it is a qualified fund-of-funds, i.e., if at least 50% of the value of its total assets are invested in the shares of Underlying RICs at the close of each quarter of its taxable year. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax applicable to individuals.

The Fund or an Underlying Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Sales, exchanges and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder’s holding period for the shares is more than one year and short-term if it is one year or less. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Additionally, any loss realized by a shareholder of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

This Prospectus does not address the U.S. federal income tax consequences to a non-U.S. shareholder of an investment in common stock. Non-U.S. shareholders should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of its non-U.S. status).

A separate U.S. withholding tax may apply in the case of distributions to (i) certain non-U.S. financial institutions that have not agreed to collect and disclose certain account holder information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the federal income tax rules applicable to the Fund can be found in the SAI, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

CALIFORNIA TAX MATTERS

The assets of the Fund will consist of one or more of the following: (i) interest bearing obligations issued by or on behalf of a state or a local government (the “Bonds”), and (ii) shares (the “RIC Shares”) in funds qualifying as regulated investment companies (“RICs”) that are treated as interests in regulated investment companies for federal income tax purposes. A portion of the Bonds will be issued by the State of California or a local government in California (the “California Bonds”). The discussion in this section is based on the assumption that: (i) the California Bonds were validly issued by the State of California or a local government in California, and (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes. This portion of the disclosure does not address the taxation of taxpayers other than individuals who are full-time residents of the State of California and corporations that are subject to California corporate income or franchise tax.

If you are an individual, you may be able to exclude from taxable income for purposes of the California personal income tax dividends received from the Fund that are properly reported by the Fund as exempt-interest dividends for California personal income tax purposes in written statements furnished to you. The portion of the Fund’s dividends reported as California exempt-interest dividends may not exceed the amount of interest the Fund receives during its taxable year on obligations the interest on which, if held by an individual, is exempt from taxation by the State of California and the amount of California exempt-interest dividends the Fund receives from the RIC Shares, reduced by certain non-deductible expenses. The Fund may designate California exempt-interest dividends only if the Fund qualifies as a regulated investment company under the Code, and, if at the close of each quarter of its taxable year, (i) at least 50 percent of the value of the total assets of the Fund consists of obligations the interest on which, when held by an individual, is exempt from taxation by the State of California or (ii) at least 50 percent of the value of the total assets of the Fund consists of interests in other entities qualifying as regulated investment companies for federal income tax purposes in a taxable year. It is not anticipated that at least 50 percent of the value of the total assets of the Fund will consist of obligations the interest on which, when held by an individual, is exempt from taxation by the State of California. However, at least 50 percent of the value of the total assets of the Fund may consist of interests in other entities qualifying as regulated investment companies for federal income tax purposes. Depending upon the nature and source of the income from the Bonds and the RICs, the Fund may be eligible to distribute dividends that are properly reported by the Fund as exempt-interest dividends for purposes of the California personal income tax.

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Distributions from the Fund, other than those properly reported by the Fund as exempt-interest dividends for California personal income tax purposes, will generally be subject to the California personal income tax. Please note that all distributions from the Fund, including California exempt-interest dividends, received by taxpayers subject to the California corporation tax laws may be subject to the California corporate franchise tax or the California corporate income tax. If a taxpayer is subject to California personal income tax, corporate franchise tax or corporate income tax, any gain recognized on the sale or redemption of shares of the Fund generally will be taxable for purposes of such taxes. Interest on indebtedness incurred or continued to purchase or carry shares of the Fund, if the Fund distributes California exempt-interest dividends during a tax year, is generally not deductible for purposes of the California personal income tax.

Fund counsel has not independently examined the RIC Shares, the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in the Fund may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

UNDERWRITERS

The underwriters named below (the “Underwriters”), acting through UBS Securities, LLC, 1285 Avenue of the Americas, New York, NY 10171; Wells Fargo Securities, LLC, 550 South Tryon Street, Charlotte, NC 28202; RBC Capital Markets, LLC, 200 Vesey Street, New York, NY 10281; Stifel, Nicolaus & Company, Incorporated, 787 7th Avenue, New York, NY 10019, have severally and not jointly agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
UBS Securities, LLC
Wells Fargo Securities, LLC
RBC Capital Markets, LLC
Stifel, Nicolaus & Company, Incorporated
B. Riley Securities, Inc.,
Bancroft Capital, LLC
Brookline Capital Markets, a division of Arcadia Securities, LLC
D.A. Davidson & Co.
GMS Group, LLC
Hilltop Securities Inc.
Incapital LLC
Janney Montgomery Scott LLC
JonesTrading Institutional Services LLC
Ladenburg Thalmann & Co. Inc
Maxim Group LLC
National Securities Corporation
Newbridge Securities Corporation
Pershing LLC
Rockefeller Financial LLC
Wedbush Securities Inc.
Total:

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If an Underwriter fails to purchase the Common Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional         Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.

Investors purchasing Common Shares in this offering will not be charged a sales load. The Representatives have advised the Fund that the Underwriters may pay up to $     per Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $     per Share to certain other dealers who sell Common Shares.

Investors must pay for any Common Shares purchased on or before                     , 2021.

The Adviser, and not the Fund, will pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Fund’s Common Shares are expected to be listed on the NYSE under the trading or ticker symbol “RFMZ”, subject to notice of issuance.

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund, the Adviser and the Subadviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of Common Shares hereby, (2) of preferred shares or (3) pursuant to the Fund’s Dividend Reinvestment Plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering in each case in accordance with Regulation M under the Exchange Act. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of the Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of the Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

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Stabilizing transactions consist of certain bids or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions and have therefore not been effectively placed by such syndicate member.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the Common Shares. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Additional Underwriter Compensation

The Adviser (and not the Fund) has agreed to pay, from its own assets, additional compensation of $ to the Underwriters in connection with this offering, which amount will not exceed        % of the total public offering price of the shares sold in this offering.

The Adviser (and not the Fund) has agreed to pay to each of UBS Securities, LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated from the Adviser’s own assets, a fee for advice relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund’s Common Shares in the amount of $ , $, $ and $ , respectively. If the over-allotment option is not exercised, the structuring fee paid to each of UBS Securities, LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated will not exceed %, %, % and %, respectively, of the total public offering price of the Common Shares sold in this offering. If the over-allotment option is exercised in full, the structuring fee paid to each of UBS Securities, LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC and Stifel, Nicolaus & Company, Incorporated will not exceed %,%, % and %, respectively, of the total public offering price of the Common Shares sold in this offering.

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The Adviser (and not the Fund) also may pay certain qualifying underwriters from among those named in the table above a structuring fee, additional compensation or a sales incentive fee in connection with the offering.

The sum of all compensation to the Underwriters and                in connection with this public offering of Common Shares, including the structuring fees, sales incentive fees, if any, and all forms of additional payments to the Underwriters and                 and certain other expenses, will not exceed                 % of the total public offering price of the Common Shares sold in this offering.

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

The Fund’s administrator is ALPS Fund Services, Inc. (“AFS”), an affiliate of the Fund’s transfer agent. AFS is a service company and SEC-registered transfer agent. Under the Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The address of AFS is 1290 Broadway, Suite 1000, Denver, CO 80203. For its services, the Adviser pays AFS customary fees, out of its unified management fee, based on the Fund’s net assets plus out of pocket expenses.

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the net assets of the Fund, plus certain charges for securities transactions.

DST Systems, Inc., an affiliate of the Fund’s administrator, located at 333 West 9th Street, 2nd floor, Kansas City, Missouri 64105, will serve as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, and for the Underwriters by Dechert LLP. Chapman and Cutler LLP and Dechert LLP may rely as to certain matters of Maryland law on the opinion of Shapiro Sher Guinot & Sandler, P.A.

ADDITIONAL INFORMATION

The Fund will be subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund (when available), that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (http://www.sec.gov).

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                        Shares

RiverNorth Flexible Municipal Income Fund II, Inc.

Common Stock

$20.00 per Share

PROSPECTUS

                  , 2021

Until                  (25 days after the date of this Prospectus), all dealers that buy, sell or trade the shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated February 22, 2021

RiverNorth Flexible Municipal Income Fund II, Inc.

Statement of Additional Information

RiverNorth Flexible Municipal Income Fund II, Inc. (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a newly organized, diversified, closed-end management investment company. The Fund’s primary investment objective is current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return. RiverNorth Capital Management, LLC, the investment adviser of the Fund (“RiverNorth” or the “Adviser”), and MacKay Shields LLC, the subadviser of the Fund (“MacKay Shields” or the “Subadviser”), will attempt to achieve the Fund’s investment objectives by allocating the Fund’s assets among two principal investment strategies: Tactical Municipal Closed-End Fund Strategy and Municipal Bond Income Strategy. See “Investment Objectives, Strategies and Policies—Principal Investment Strategies” in the Fund’s Prospectus (as defined below). There is no assurance that the Fund will achieve its investment objectives.

This Statement of Additional Information (“SAI”) relating to the shares of common stock of the Fund (the “Common Shares”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Prospectus may be obtained without charge by calling the Fund at (844) 569-4750.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated          .

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment policies are not fundamental and may be changed without a vote of Common Shareholders. There can be no assurance the Fund’s investment objectives will be met.

Any investment restrictions herein that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. However, the asset coverage requirement applicable to borrowings will be maintained as required under the 1940 Act.

The Fund’s primary investment objective and 80% policy (as set forth in the Prospectus) are considered fundamental. In addition, as a matter of fundamental policy, the Fund will not:

(1) with respect to 75% of its total assets, purchase any securities (other than Government securities (as defined in the 1940 Act) and securities issued by other investment companies), if, as a result, more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer;

(2) borrow money, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations;

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(3) issue senior securities, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations;

(4) purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any single industry or group of industries, except that the Fund’s investments in Underlying Funds shall not be deemed to be investments in a single industry or group of industries, and except that this limitation shall not apply to municipal securities other than those municipal securities backed principally by the assets and revenues of non-governmental users. (For purposes of this restriction, governments and their political subdivisions are not members of any industry.);

(5) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(6) purchase or sell real estate; provided that this restriction shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate or from managing and maintaining it in the interim;

(7) purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations, or pursuant to an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time; or

(8) make loans, except as permitted under the 1940 Act, as it may be amended, interpreted or modified from time to time by Congress or regulatory authorities having jurisdiction, including, for the avoidance of doubt, SEC staff interpretations, or except as may be permitted by exemptive orders granted under the 1940 Act.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Fundamental Investment Restriction (1)

For the purpose of applying the limitation in fundamental investment restriction (1), an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Fundamental Investment Restriction (2)

The 1940 Act permits the Fund to borrow money in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions.

Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. For more information on leverage and the risks relating thereto, see “Risks—Structural Risk—Leverage Risk” in the Prospectus.

Fundamental Investment Restriction (3)

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate assets or otherwise cover obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund (or, as the case may be, the 200% asset coverage requirement applicable to preferred stock issued by the Fund). However, forthcoming changes under Rule 18f-4 of the 1940 Act will, among other things, eliminate the current asset segregation framework the Fund initially intends to use by the third quarter of 2022. See “Investment Policies and Techniques—Derivatives—Segregation and Cover Requirements” below.

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The Fund does not anticipate issuing any class of equity senior securities within 12 months of the date of this SAI. Under the 1940 Act, the issuance of any other type of senior security by the Fund is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

Fundamental Investment Restriction (4)

The limitation in fundamental investment restriction (4) will apply to municipal securities if the payment of principal and interest for such securities is derived principally from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government, and in that situation the Fund will consider such municipal securities to be in an industry associated with the project. Although the Fund’s investments in Underlying Funds are not deemed to be investments in a particular industry, to the extent that the Fund is aware of the investments held by the Underlying Funds, the Fund will consider such information when determining compliance with fundamental investment restriction (4).

Fundamental Investment Restriction (7)

The ability of the Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Fundamental Investment Restriction (8)

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

INVESTMENT POLICIES AND TECHNIQUES

The following describes certain investment practices and techniques in which the Fund may engage, and certain of the risks associated with such practices and techniques, and includes a discussion of the spectrum of investments that the Adviser and the Subadviser in their discretion may, but are not required to, use in managing the Fund’s assets. Certain risks may only apply to a particular investment strategy of the Fund, or may apply to both investment strategies. The following descriptions supplement the descriptions of the investment objectives, policies, strategies and risks as set forth in the Fund’s Prospectus.

These same investment practices or techniques may be used by the Underlying Funds in which the Fund invests (as described in the Prospectus) and, therefore, the risks described below may apply to the Underlying Funds as well. The Underlying Funds are not subject to the Fund’s investment policies and restrictions, and the Underlying Funds may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in the Prospectus.

Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Municipal Securities. Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.

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Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund and the Underlying Funds may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, tender option bonds and other forms of municipal bonds and securities.

Municipal securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB or above are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated Aaa or AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for municipal securities unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Adviser’s and the Subadviser’s research and analysis when investing in these securities.

The Fund and the Underlying Funds may invest in distressed securities which are securities of issuers that may be experiencing financial difficulties, such as being in default on their obligations to pay principal or interest thereon when due or that are involved in bankruptcy or insolvency proceedings. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these issuers can cause their securities to be particularly risky, although they also may offer the potential for high returns. These issuers’ securities may be considered speculative, and the ability of the issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the issuers. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. See “—Below Investment Grade Securities Risk.”

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

During temporary defensive periods (e.g., times when, in the Adviser’s or the Subadviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt securities market adversely affect the price at which long-term or intermediate-term Municipal Bonds are available), and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of an offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such Municipal Bonds maturing in three years or less from the date of issuance) and municipal commercial paper. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See “—Investment Company Securities.”

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Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

Subject to the concentration limits of the Fund’s investment policies and guidelines, the Fund may invest a significant portion of its total assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its total assets in one or more particular sectors, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its total assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities will be subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (collectively, “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “nonappropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. To the extent that the Fund invests directly in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where the Adviser or Subadviser believes the issuer has a strong incentive to continue making appropriations until maturity.

Below Investment Grade Securities. The Fund and the Underlying Funds may invest in below investment grade securities, which are commonly referred to as “junk” or “high yield” securities. These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, below investment grade securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the fund would experience a decrease in income and a decline in the market value of its investments. The Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although certain below investment grade securities may be less sensitive to interest rate changes than investment grade securities, below investment grade securities generally are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

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Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, lower-rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of below investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular below investment grade security.

New Legislation. Future legislation may have a possible negative impact on the market for below investment grade securities.

Borrowing. The Fund may borrow funds and/or issue preferred stock, notes or other debt securities to the extent permitted by the 1940 Act for investment and other purposes, such as for satisfying Common Share repurchase requests (if any) or to otherwise provide the Fund with liquidity. The Fund’s use of leverage may include borrowing through a line of credit with a bank or other financial institution. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. Such other transactions may include investing in inverse floating rate securities issued by tender option bond trusts. Under the requirements of the 1940 Act, the Fund, immediately after any borrowing, must have an “asset coverage” of at least 300% (i.e., such indebtedness may not exceed 33-1/3% of the value of the Fund’s total assets including the amount borrowed). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Under the 1940 Act, the Fund is also not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s total assets).

The use of borrowing and other leverage by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Fund’s agreement with its lender, the net asset value (“NAV”) per Common Share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not use leverage. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage. See “Use of Leverage” and “ Risks—Structural Risk—Leverage Risk” in the Fund’s Prospectus.

Closed-End Funds. The Fund may invest in shares of closed-end funds offered in initial or secondary offerings or through purchasing shares in the secondary market. An initial public offering of closed-end fund shares is typically distributed by a group of underwriters who retain a spread or underwriting commission based on the initial public offering price. Such shares are then listed for trading on an exchange and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end fund, investors seek to buy and sell shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on its secondary purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but, rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

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The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but in a down market may also lose money at a faster rate. In general, leveraged funds may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Derivatives. The Fund may utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing return. These strategies may be executed through the use of derivative contracts. The Underlying Funds may also utilize derivative contracts and are thus subject to the same risks described below.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars, (collectively, all the above are called “Derivative Transactions”). In addition, Derivative Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Derivative Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Derivative Transaction is a function of numerous variables including, but not limited to, market conditions. The ability of the Fund to utilize these Derivative Transactions successfully will depend on the Adviser’s or Subadviser’s ability to predict pertinent market movements, which cannot be assured. The Fund’s use of Derivative Transactions may also be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Derivative Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund. See forthcoming changes to the current asset segregation framework the Fund initially intends to use as described below under “—Segregation and Cover Requirements.”

Derivative Transactions, including derivative contracts, have risks associated with them including, but not limited to, possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or Subadviser’s view as to certain market movements is incorrect, the risk that the use of such Derivative Transactions could result in losses greater than if they had not been used. Use of Derivative Transactions may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the position the Fund is attempting to hedge. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to reduce the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Derivative Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Derivative Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivative Transactions involving options require segregation of Fund assets in special accounts, as described below under “—Segregation and Cover Requirements.”

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A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser or Subadviser, as applicable, must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of “A-1” from Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”) or “P-1” from Moody’s Investor Services, Inc. (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency options, are determined to be of equivalent credit quality by the Adviser or Subadviser, as applicable. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

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If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, corporate debt securities and equity securities (including convertible securities) that are traded on U.S. securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. However, see forthcoming changes to the current asset segregation framework the Fund initially intends to use as described below under “—Segregation and Cover Requirements.” Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, corporate debt securities and equity securities (including convertible securities), whether or not it holds the above securities in its portfolio, and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes or to enhance returns. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Swaps, Caps, Floors and Collars. Among the Derivative Transactions into which the Fund may enter are interest rate, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

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The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Fund believes such obligations do not, as of the date of this statement of additional information, constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. However, see forthcoming changes to the current asset segregation framework the Fund initially intends to use as described below under “—Segregation and Cover Requirements.” If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks, each as further described below. Moreover, if the Fund is a buyer, it will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Accordingly, when the Fund acts as a seller of a credit default swap agreement, it will segregate assets equal to the full notional amount of the reference obligation. However, see forthcoming changes to the current asset segregation framework the Fund initially intends to use as described below under “—Segregation and Cover Requirements.”

A credit default index swap is a swap on an index of credit default swaps. Credit default index swaps allow an investor to manage credit risk or to take a position on a basket of credit default swaps (or other instruments) in a more efficient manner than transacting in single name credit default swaps. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument, but may involve a formula that multiplies the effect of certain aspects of the performance of that instrument, so that the performance of the derivative is more or less volatile than that of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will move in the same direction as the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

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Commodity-Linked Derivatives. The Fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes. These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation, which may provide the Fund with a desired degree of diversity. Of course, there can be no guarantee that the Fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Adviser’s or Subadviser’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of the Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the Commodity Exchange Act (the “CEA”) and the rules thereunder. Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Segregation and Cover Requirements. As an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and other transactions. The Fund or the Underlying Funds may incur losses on derivatives and other leveraged investments (including the entire amount of a fund’s investment in such investments) even if they are covered. To the extent that a fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940 Act; and, therefore, a fund may not enter into any such transactions if the fund’s leverage would thereby exceed the limits of the 1940 Act. The Fund may employ a combination of segregation and cover with respect to any particular derivative or other transaction.

The Fund’s derivative transactions are generally subject to earmarking and coverage requirements of either the Commodity Futures Trading Commission (the “CFTC”) or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts may fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so and otherwise restrict portfolio management.

In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian of the Fund in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.

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Over-the-counter options entered into by the Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

In the case of forward currency contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional amount of the swaps while the positions are open. With respect to swaps that cash settle, however, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the swaps, if any, rather than their full notional amount.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The use of segregation and cover does not eliminate the risk of loss on a derivative or other leveraging position.

Notwithstanding the foregoing, the current framework for asset segregation described above will no longer apply to the Fund by the third quarter of 2022. On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose new limits on the amount of derivatives, short sales, and tender option bond transactions that the Fund can enter into; eliminate the asset segregation framework the Fund initially intends to use to comply with Section 18 of the 1940 Act; treat certain derivatives as senior securities so that a failure to comply with the limits might be alleged by a regulator to be a statutory violation; and potentially require the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The extent of the impact of such new regulations on the Fund, including the ability of the Fund to continue to utilize derivatives, short sales and tender option bond transactions in an amount similar to its intended initial use of such transactions, remains uncertain as of the date of this statement of additional information.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Derivative Transaction, as part of a single or combined strategy when, in the opinion of the Adviser or Subadviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s or Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objectives.

Regulation as a “Commodity Pool.” The CFTC has adopted amendments to CFTC Rule 4.5 which requires operators of registered investment companies to either limit such investment companies’ use of futures, options on futures and swaps or register as a commodity pool operator (“CPO”) and submit to dual regulation by the CFTC and the SEC. In order to be able to comply with the exclusion from the CPO definition pursuant to CFTC Rule 4.5 with respect to the Fund, the Adviser must limit the Fund’s transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and losses on such positions. In the event that the Fund’s investments in such instruments exceed such thresholds, the Adviser would no longer be excluded from the CPO definition and may be required to register as a CPO, and the Subadviser may be required to register as a commodity trading advisor (“CTA”). In the event the Adviser or Subadviser is required to register as a CPO or CTA, as applicable, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund. The Adviser has claimed an exclusion from the definition of a CPO with respect to the Fund under the amended rules. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps in accordance with the Fund’s policies. The Fund does not anticipate that it will invest in commodity futures, commodity options contracts and swaps to an extent or in a manner that would require the Adviser and the Subadviser to register as a CPO or CTA (as applicable) in connection with their management of the Fund.

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Exchange-Traded Funds. The Fund may invest in a range of exchange-traded funds (“ETFs”). When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its Common Shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s Common Share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser or Subadviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector. See “Additional Risks of Investing in the Fund—ETFs Risk.”

Illiquid Securities and Restricted Securities. Certain securities may be subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (“1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. The Fund and Underlying Funds may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund or an Underlying Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s or an Underlying Fund’s decision to sell a restricted or illiquid security and the point at which the Fund or an Underlying Fund is permitted or able to sell such security, the Fund or an Underlying Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

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Investment Company Securities. The Fund and the Underlying Funds may invest in the securities of other investment companies, including closed-end funds, open-end funds, ETFs, unit investment trusts and BDCs registered under the 1940 Act (collectively, the “Investment Companies”), to the extent permitted under applicable law and subject to certain restrictions.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Investment Company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Investment Company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Investment Company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. The Fund intends to rely on Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Investment Company is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

In addition, to comply with provisions of the 1940 Act, in any matter upon which Investment Company stockholders are solicited to vote, the Adviser or Subadviser, as applicable, may be required to vote Investment Company shares in the same proportion as shares held by other stockholders of the Investment Company.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund or an Underlying Fund. The Fund’s or an Underlying Fund’s purchase of Investment Company securities results in the layering of expenses as Common Shareholders would indirectly bear a proportionate share of the operating expenses of such Investment Companies, including advisory fees, in addition to paying Fund or Underlying Fund expenses. In addition, the securities of Investment Companies may also be leveraged and will therefore will be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment Companies may also have investment policies that differ from those of the Fund or an Underlying Fund.

Under certain circumstances an open-end investment company in which the Fund or an Underlying Fund invests may determine to make a payment of a redemption by the Fund or an Underlying Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund or an Underlying Fund may hold such securities until the Adviser, Subadviser or manager of the Underlying Fund, as applicable, determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund or an Underlying Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, an Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose. See also “—Exchange Traded Funds.”

Investment Grade Debt Securities. Investment grade securities are those rated “Baa” or higher by Moody’s or “BBB” or higher by S&P or rated similarly by another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Adviser or Subadviser, as applicable. Moody’s considers bonds it rates “Baa” to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Inverse Floating Rate Securities. Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities.

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Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in TOB Residuals that have recourse to the Fund. In the Adviser’s or Subadviser’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party granting liquidity to the floating rate security holders of the special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party granting liquidity to the floating rate security holders of the special purpose trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for Common Shareholders. See the Prospectus under “Risks—Structural Risk—Leverage Risk.”

Floating Rate Securities. The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Auction Rate Securities. Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In recent market environments, auctions have failed, which adversely affects the liquidity and price of auction rate securities, and are unlikely to resume. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Auction rate securities may be called by the issuer. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

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Taxable Municipal Securities. The Fund and the Underlying Funds may invest in taxable municipal securities, which include obligations issued pursuant to the legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. The Fund’s investments in taxable municipal bonds will result in taxable income, and the Fund may elect to pass through to Common Shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax-exempt municipal bonds. See “Risks—Investment-Related Risks—Municipal Bond Risks” in the Prospectus and “—Municipal Securities” in this SAI.

Temporary Investments and Defensive Position. During the period where the net proceeds of this offering of Common Shares are being invested or during periods in which the Adviser or Subadviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Adviser’s or Subadviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

Cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association. While the U.S. Government typically provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $250,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund’s policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser or Subadviser, as applicable, monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser or Subadviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser or Subadviser, as applicable, will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

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(5) The Fund may invest in bankers’ acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

Zero Coupon Bonds. A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to Common Shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to Common Shareholders. For accounting purposes, these cash distributions to Common Shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Additional Risks of Investing in the Fund

Below Investment Grade Securities Risk. The Fund or the Underlying Funds may invest in below investment grade securities, which are commonly referred to as “junk” or “high yield” securities. These securities are considered to be high-risk investments. The risks include the following:

These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, below investment grade securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund or the Underlying Funds also may incur additional expenses in seeking recovery from the issuer.

The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although certain below investment grade securities may be less sensitive to interest rate changes than investment grade securities, below investment grade securities generally are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

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It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, lower-rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

Credit quality of below investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular below investment grade security.

Future legislation may have a possible negative impact on the market for below investment grade securities. Because of the substantial risks associated with below investment grade securities, you could lose money on your investment in Common Shares, both in the short term and the long term.

Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to Common Shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

ETFs Risk. To the extent the Fund invests a portion of its Managed Assets (as defined below) in ETFs, those assets will be subject to the risks of the purchased funds’ portfolio securities, and a Common Shareholder will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased funds. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objective(s).

Risks associated with investments in ETFs may generally include the risks described in the Prospectus associated with the Fund’s structure as a closed-end fund, including market risk. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective(s) will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to their NAV. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Fund to risks posed by leverage, including the risk that the use of leverage by an ETF can magnify the effect of any of its losses.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities held by the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk, which measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or their overall returns.

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MANAGEMENT OF THE FUND

Investment Adviser

RiverNorth Capital Management, LLC is the investment adviser for the Fund pursuant to an Investment Advisory Agreement. RiverNorth is headquartered at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. Under the oversight of the Board of Directors, the Adviser will be responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser will also be responsible for determining the Fund’s overall investment strategy and overseeing its implementation. Subject to the ranges noted above, the Adviser will determine the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. Founded in 2000, RiverNorth is registered with the SEC and as of November 30, 2020 managed approximately $4.3 billion for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles. Patrick W. Galley, a portfolio manager of the Fund, and Brian H. Schmucker, each own, directly or indirectly, more than 25% of RiverNorth Holding Co., the indirect parent company of the Adviser and each may be deemed to control the Adviser.

Investment Subadviser

MacKay Shields LLC is the Fund’s subadviser and will be responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Municipal Bond Income Strategy. The Subadviser is registered with the SEC and as of, September 30, 2020 had approximately $144 billion in assets under management. The Subadviser was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it was acquired by New York Life Insurance Company. The Subadviser is an indirect wholly owned subsidiary of New York Life Insurance Company.

Investment Advisory Agreement and Subadvisory Agreement

For its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.40% of the average daily Managed Assets. Pursuant to a Subadvisory Agreement, the Adviser has delegated daily management of the Fund’s Municipal Bond Income Strategy to the Subadviser, who is paid by the Adviser and not the Fund. The Adviser (and not the Fund) has agreed to pay the Subadviser a subadvisory fee payable on a monthly basis at the annual rate of 0.20% of the Fund’s average daily Managed Assets for the service it provides. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser, who are not compensated by the Fund), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

If the Fund determines to use leverage, the fees paid to the Adviser and Subadviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on Managed Assets, which would include assets attributable to leverage. Because the fees paid to the Adviser and Subadviser are determined on the basis of Managed Assets, this creates a conflict of interest for the Adviser and Subadviser. The Board of Directors monitors the Fund’s use of leverage and in doing so monitors this potential conflict.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission connected with or arising out of any services to be rendered under such agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement.

The Adviser will make available, without additional expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or directors of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its services under the Investment Advisory Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund. The Fund will be required to pay brokerage and other expenses of executing the Fund’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Advisory Agreement and the Subadvisory Agreement will remain in effect for an initial term ending two years from the effective date of that agreement (unless sooner terminated). The Investment Advisory Agreement shall remain in effect from year to year thereafter if approved annually (i) by a majority of the outstanding voting securities of the Fund or by a vote of the Fund’s Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Board of Directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement shall remain in effect from year to year after its initial two year term if approved annually by the Fund’s Board of Directors or a vote of the lesser of (x) 67% of the shares of the Fund represented at a meeting if Common Shareholders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (y) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance is also approved by a majority of the Fund’s directors who are not “interested persons” of any party to the Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Information regarding the Board of Directors’ approval of the Investment Advisory Agreement and the Subadvisory Agreement will be available in the Fund’s semi-annual report to Common Shareholders for the period ended December 31, 2020. The Investment Advisory Agreement and the Subadvisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days’ written notice by the Adviser or, as applicable, the Subadviser.

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Portfolio Managers

Patrick W. Galley, CFA is a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

Robert DiMella, CFA is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. DiMella is an Executive Director of the Subadviser. He has managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Bond Fund since 2010, the MainStay New York Tax Free Opportunities Fund since May 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Previously, he co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (“MLIM”), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. Mr. DiMella earned his Master’s degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut, and he has received the CFA designation.

John Loffredo, CFA is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Loffredo is an Executive Managing Director of the Subadviser. Mr. Loffredo has managed the MainStay Tax Free Bond Fund since 2009, the MainStay High Yield Municipal Bond Fund since 2010, the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He previously co-founded Mariner Municipal Managers LLC (2007 to 2009). Prior to BlackRock’s merger with MLIM, he served as Chief Investment Officer of the Municipal Products Group of MLIM. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University, and he has received the CFA designation.

Michael Petty is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Petty is a Senior Managing Director of the Subadviser. Mr. Petty has managed the MainStay High Yield Municipal Bond Fund since 2010, the MainStay Tax Free Bond Fund since 2011, the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Before joining the Subadviser in 2009, he was a Portfolio Manager for Mariner Municipal Managers. He has been a portfolio manager on Wall Street since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers. Mr. Petty graduated from Hobart College with a B.S. in Mathematics and Economics.

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Scott Sprauer is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Sprauer is a Senior Managing Director of the Subadviser. He joined the Subadviser in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013, the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund since February 2014 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining the Subadviser, he was the Head Trader, Fixed Income at Financial Guaranty Insurance Company from 2006 to 2009. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

David Dowden is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Dowden is a Managing Director of the Subadviser. He joined the Subadviser in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the MainStay New York Tax Free Opportunities Fund since 2012, the MainStay Defined Term Municipal Opportunities Fund since 2012, the MainStay California Tax Free Opportunities Fund since 2013, the MainStay High Yield Municipal Bond Fund and MainStay Tax Free Bond Fund since February 2014 and the MainStay Tax Advantaged Short Term Bond Fund since June 2015. Prior to joining the Subadviser, he was the Chief Investment Officer at Financial Guaranty Insurance Company from 2006 to 2009. He has a BA from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Robert Burke is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Burke is a Managing Director of the Subadviser. He joined the Subadviser in July 2017. Before joining the Subadviser, Mr. Burke held various leadership roles in capital markets, spending the majority of his time in the municipal markets. In his last role working for Bank of America Merrill Lynch, Mr. Burke managed the Global Futures, Derivatives Clearing and Foreign Exchange Prime Brokerage businesses. Mr. Burke started his career at Bank of America Merrill Lynch in the municipal bond department covering insurance, hedge fund, and asset management clients. He holds a Masters of Business Administration from the Gabelli School at Fordham University, and a Bachelor of Arts with High Honors in Economics from Colgate University. Mr. Burke has received the CFA designation. He has been in the investment management industry since 1985.

John Lawlor is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Lawlor joined MacKay Shields in 2016.  Before joining the firm, he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch.  From 1997-2011, he was a senior trader on the floor of the New York Stock Exchange.  John has a broad and diverse set of skills in sales, trading, and electronic trading platforms.  He earned a Bachelor’s degree in Finance from Lehigh University. John graduated college in 1997.  He has 19 years in the financial services industry.

Compensation of Portfolio Managers

RiverNorth Capital Management, LLC

Mr. Galley’s and Mr. O’Neill’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio managers is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio managers base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

MacKay Shields LLC

The Subadviser establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent.  Incentives are paid annually to the firm’s employees based upon an individual’s performance and the profitability of the firm, and in some instances may be fixed and guaranteed for a period of time. Incentive bonuses (both cash and deferred) are an integral portion of total compensation at MacKay Shields and vary based upon an individual’s role, responsibility and performance. A significant percentage of the compensation program for the Fund’s portfolio managers is incentive based.

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The Subadviser has a phantom equity program and awards are an integral component of the firm’s compensation structure.  Awards vest and pay out after several years.  Thus, eligible professionals share in the results and success of the firm.

The compensation received by portfolio managers is generally based on both quantitative and qualitative factors.  The quantitative factors may include:  (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks.  The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

To the extent that an increase in the size of the Fund or another account managed by a portfolio manager has a positive impact on revenues/profitability, a portfolio manager’s compensation may also increase.  There is no difference between the method used in determining portfolio managers’ compensation with respect to the Fund and other accounts they manage.  The Subadviser does not believe the compensation structure provides an incentive for an employee who provides services to the Fund to take undue risks in managing the assets of the Fund.

Portfolio Manager Ownership of Fund Shares

As of the date of the SAI, none of the portfolio managers beneficially owns any equity securities of the Fund.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser or Subadviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser, the Subadviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser or Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser and Subadviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser or Subadviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

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The Adviser and Subadviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Other Accounts Managed

As of December 31, 2020, the portfolio managers of the Fund were responsible for the management of the following other accounts (in addition to the Fund):

Number of Other Accounts Managed and Assets by Account Type As of December 31, 2020
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	Number: 11 Assets: $3.6 billion	Number: 0 Assets: $0	Number: 4 Assets: $727.2 million	Number: 3 Assets: $634.9 million	Number: 2 Assets: $32.1 million	Number: 1 Assets: $26.8 million
Stephen O’Neill	Number: 10 Assets: $3.5 billion	Number: 0 Assets: $0	Number: 4 Assets: $727.2 million	Number: 3 Assets: $634.9 million	Number: 2 Assets: $32.1 million	Number: 1 Assets: $26.8 million
Robert DiMella	Number: 15 Assets: $26.7 billion	Number: 0 Assets: $0	Number: 7 Assets: $10.6 billion	Number: 2 Assets: $646 Million	Number: 70 Assets: $25.9 billion	Number: 2 Assets: $553.5 million
John Loffredo	Number: 15 Assets: $26.7 billion	Number: 0 Assets: $0	Number: 7 Assets: $10.6 billion	Number: 2 Assets: $646 Million	Number: 70 Assets: $25.9 billion	Number: 2 Assets: $553.5 million
Michael Petty	Number: 15 Assets: $26.7 billion	Number: 0 Assets: $0	Number: 7 Assets: $10.6 billion	Number: 2 Assets: $646 Million	Number: 70 Assets: $25.9 billion	Number: 2 Assets: $553.5 million
Scott Sprauer	Number: 15 Assets: $26.7 billion	Number: 0 Assets: $0	Number: 7 Assets: $10.6 billion	Number: 2 Assets: $646 Million	Number: 70 Assets: $25.9 billion	Number: 2 Assets: $553.5 million
David Dowden	Number: 15 Assets: $26.7 billion	Number: 0 Assets: $0	Number: 7 Assets: $10.6 billion	Number: 2 Assets: $646 Million	Number: 70 Assets: $25.9 billion	Number: 2 Assets: $553.5 million
Robert Burke	Number: 6 Assets: $3.9 billion	Number: 0 Assets: $0	Number: 7 Assets: $10.6 billion	Number: 2 Assets: $646 Million	Number: 70 Assets: $25.9 billion	Number: 2 Assets: $553.5 million
John Lawlor	Number: 6 Assets: $3.9 billion	Number: 0 Assets: $0	Number: 7 Assets: $10.6 billion	Number: 2 Assets: $646 Million	Number: 70 Assets: $25.9 billion	Number: 2 Assets: $553.5 million

Administrator

Under the Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), subject to the supervision of the Board of Directors, ALPS Fund Services, Inc. (“AFS” or the “Administrator”) is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. AFS will bear all expenses in connection with the performance of its services under the Administration Agreement, except for certain out-of-pocket expenses described therein. AFS will not bear any expenses incurred by the Fund, including but not limited to, initial organization and offering expenses; litigation expenses; costs of preferred shares (if any); expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; transfer agency and custodial expenses; taxes; interest; Fund directors’ fees; compensation and expenses of Fund officers who are not associated with AFS or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund legal and audit fees and expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund’s directors; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

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AFS, an affiliate of the Fund’s transfer agent, is entitled to receive a monthly fee  based on the Fund’s net assets plus certain out of pocket expenses. See “Summary of Fund Expenses” in the prospectus.

Codes of Ethics

The Fund, Adviser and Subadviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been appointed as the independent registered public accounting firm for the Fund. Cohen & Company, Ltd. audits the financial statements of the Fund and provides other audit, tax and related services. The Statement of Assets and Liabilities of the Fund as of January 15, 2021 appearing in this SAI has been audited by Cohen & Company, Ltd., as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Legal Counsel

Chapman and Cutler LLP serves as legal co-counsel to the Fund in connection with the offering of Common Shares contemplated by the Prospectus, and Dechert LLP serves as legal counsel to the independent directors of the Fund and legal co-counsel to the Fund.

Custodian and Transfer Agent

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund pursuant to a Custody Agreement. Under the Custody Agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

DST Systems, Inc., located at 333 West 9th Street, 2nd Floor, Kansas City, Missouri 64105, and an affiliate of the Administrator, will serve as the transfer agent and registrar for the Fund.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Fund, the Adviser or Subadviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser or Subadviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser or Subadviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

The Adviser or Subadviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser or Subadviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s or Subadviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. The Adviser or Subadviser may not give consideration to sales of Common Shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser or Subadviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s Common Shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

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Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser and Subadviser irrespective of any trading activity effected with that broker). The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser or Subadviser in servicing other accounts. Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser or Subadviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser or Subadviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Directors and the Adviser or Subadviser that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser or Subadviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s or Subadviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser or Subadviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser or Subadviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Subadviser believes an adjustment is reasonable.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. Common Shareholders who hold their Common Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Common Shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to Common Shareholders who are subject to special rules, including, without limitation, banks and other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their Common Shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its Common Shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

Fund Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Common Shareholders. If the Fund qualifies as a regulated investment company and distributes to its Common Shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Common Shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at the rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes.

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If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, discussed below, and non-corporate Common Shareholders of the Fund generally would be able to treat such distributions as qualified dividend income eligible for reduced rates of U.S. federal income taxation, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

If the Fund or an Underlying Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund or Underlying Fund elects to include market discount in income currently), the Fund or Underlying Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to Common Shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund or an Underlying Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its stated redemption price at maturity (or its adjusted issue price if it is also an original issue discount bond). If the Fund or an Underlying Fund invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund or Underlying Fund elects to include the market discount in income as it accrues.

The Fund or an Underlying Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as when the Fund or an Underlying Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses realized by another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to Common Shareholders. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to Common Shareholders. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. Additionally, the Fund’s investment in an Underlying Fund may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Common Shareholders for federal income tax purposes. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to Common Shareholders.

The Fund or an Underlying Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to Common Shareholders. These provisions may also require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% income test. The Fund will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

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The Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts (if any) are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to Common Shareholders as ordinary income while distributions of net long-term capital gain are generally taxable to Common Shareholders as long-term capital gain, regardless of how long the Common Shareholder has held Common Shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts (if any) could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its common stock until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Common Shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund generally will endeavor to avoid restrictions on its ability to distribute dividends.

Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other non-corporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund levels. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. which the IRS has approved for these purposes (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. If the Fund received dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund. Qualified dividend income does not include interest from fixed income securities and generally does not include income from REITs. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The Fund can provide no assurance regarding the portion of its dividends that will qualify for qualified dividend income treatment.

Distributions of net capital gain, if any, that are properly reported by the Fund are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the Common Shareholder has held Common Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a Common Shareholder as a tax-free return of capital, which is applied against and reduces the Common Shareholder’s basis in his, her or its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in his, her or its Common Shares, the excess will be treated by the Common Shareholder as gain from the sale or exchange of such Common Shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to Common Shareholders annually.

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The Fund may qualify to pay “exempt-interest” dividends, as defined in the Code, on its Common Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities. As an alternative, the Fund may qualify to pay exempt-interest dividends if it is a qualified fund-of-funds, i.e., if at least 50% of the value of its total assets are invested in the shares of underlying RICs at the close of each quarter of its taxable year. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal securities and which are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax applicable to individuals. Interest paid on a municipal bond issued after December 31, 2017 to advance refund another municipal bond is subject to federal income tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be correspondingly excludable from federal gross income. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on municipal lease obligations will be excludable from gross income for federal income tax purposes. Any gains of the Fund that are attributable to market discount on municipal securities are treated as ordinary income to the extent of accrued market discount on those securities.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate gross income that constitutes exempt interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Any such disallowed deductions will offset the Fund’s gross exempt-interest income for purposes of calculating the dividends that the Fund can report as exempt-interest dividends. Interest on indebtedness incurred or continued to purchase or carry the Fund’s shares is not deductible to the extent the interest relates to exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

Distributions to Common Shareholders of net investment income received by the Fund from taxable investments, if any, including temporary taxable investments, and of net short-term capital gains realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the Common Shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a Common Shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the Common Shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a RIC under the Code, it is not expected that any part of its distributions to Common Shareholders from its investments will qualify as “qualified dividend income” taxable to non-corporate Common Shareholders at reduced rates.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a Common Shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Federal income tax law imposes an alternative minimum tax with respect to individuals, trusts, and estates. Interest on certain municipal securities, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from such municipal securities, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, will be taxable to Common Shareholders whose tax liabilities are determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities and the portion thereof the interest on which is a tax preference item.

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The Fund may invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, distributions of taxable ordinary income (including any net short-term capital gain) will be taxable to Common Shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxable as long-term capital gains.

Any loss realized by a shareholder of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

Certain distributions by the Fund may qualify for the dividends received deduction available to corporate Common Shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (but not including real estate investment trusts). Additionally, if the Fund received dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as eligible for the dividends received deduction, then the Fund is permitted in turn to designate a portion of its distributions as eligible for the dividends received deduction, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund. As long as the Fund qualifies as a RIC under the Code, it is not expected that any significant part of its distributions to Common Shareholders from its investments will qualify for the dividends-received deduction available to corporate Common Shareholders.

A Common Shareholder may elect to have all dividends and distributions automatically reinvested in Common Shares of the Fund. For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a Common Shareholder takes them in cash or they are reinvested in additional Common Shares of the Fund.

If a Common Shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the Common Shareholder will be treated as having received a distribution in the amount of the cash dividend that the Common Shareholder would have received if the Common Shareholder had elected to receive cash, unless the distribution is in newly issued Common Shares of the Fund that are trading at or above net asset value, in which case the Common Shareholder will be treated as receiving a distribution equal to the fair market value of the stock the Common Shareholder receives.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to Common Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by the difference between the amount of undistributed net capital gain included in the Common Shareholder’s gross income and the federal income tax deemed paid by the Common Shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by Common Shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of the Fund’s Common Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these Common Shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s Common Shares is, as a result of the distributions, reduced below the investor’s cost for such Common Shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing Common Shares just prior to a distribution.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, ordinary income, exempt interest and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the Fund’s common stock. In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.

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In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, Common Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sales, exchanges and other dispositions of the Fund’s Common Shares generally are taxable events for Common Shareholders that are subject to federal income tax. Common Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s Common Shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of Common Shares will be treated as long-term capital gain or loss if the Common Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Fund’s Common Shares will be treated as short-term capital gain or loss. However, any loss realized by a Common Shareholder upon the sale or other disposition of Common Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Common Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of Common Shares may be disallowed under the “wash sale” rules in the event a Common Shareholder acquires substantially identical stock or securities (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Common Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Common Shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

From time to time, the Fund may repurchase its Common Shares. Common Shareholders who tender all Common Shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a Common Shareholder tenders fewer than all of his, her or its Common Shares (including those considered held through attribution), such Common Shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. If a tender offer is made, there is a risk that non-tendering Common Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders. If the Board of Directors determines that a tender offer will be made by the Fund, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

The Code requires that the Fund withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to Common Shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, Common Shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the Common Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual Common Shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a Common Shareholder who is a C corporation, such Common Shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Other Taxes

The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for Common Shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates). Non-U.S. Common Shareholders should consult their tax advisors concerning the tax consequences of ownership of Common Shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of its non-U.S. status).

A separate U.S. withholding tax may apply in the case of distributions to (i) certain non-U.S. financial institutions that have not agreed to collect and disclose certain account holder information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

Common Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the members of the Board of Directors (each, a “Board Member”). Each Board Member’s year of birth is set forth in parentheses after his or her name. The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes of directors will expire at the first, second and third annual meetings of Common Shareholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of directors will be elected by the Common Shareholders.

Except as otherwise noted, the address for all directors and officers is 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. The “independent directors” consist of those directors who are not “interested persons” of the Fund, as that term is defined under the 1940 Act (each, an “Independent Director” and collectively, the “Independent Directors”).

Name Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Independent Directors
John K. Carter (1961)	Director	Initial term expires in 2024. Has served since 2021.	Partner, Law Office of John K. Carter, P.A. dba Carter Reymann Law, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015).	10	Carillon Mutual Funds (14 funds) (2016 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund).

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Name Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
John S. Oakes (1943)	Director	Initial term expires in 2024. Has served since 2021.	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	10	RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2010 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund).
J. Wayne Hutchens (1944)	Director	Initial term expires in 2022. Has served since 2021.	Mr. Hutchens is currently retired. Mr. Hutchens is Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	7

ALPS Series Trust (9 funds) (2012 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc.(2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund).

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Name Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
David M. Swanson (1957)	Director	Initial term expires in 2022. Has served since 2021.	Founder & Managing Partner of SwanDog Strategic Marketing since 2006.	10

Managed Portfolio Series (28 funds) (2011 to present); Trustee, ALPS Variable Investment Trust (9 funds) (2006 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund).

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Name Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Interested Directors
Patrick W. Galley (3) (1975)	Director, Chairman and President	Initial term expires in 2023. Has served since 2021.	Chief Investment Officer and Chief Executive Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	10	RiverNorth Specialty Finance Corp (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 fund).
Jerry Raio (4) (1965)	Director	Initial term expires in 2023. Has served since 2021.	Managing Director- Head of Retail Origination, Wells Fargo (2005 to 2018).	7	RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (2018 to present)(1 fund); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 fund).
Officers
Jonathan M. Mohrhardt (1974)	Chief Financial Officer and Treasurer	Has served since.	President, RiverNorth Capital Management LLC (2019 to Present); Chief Operating Officer, RiverNorth Capital Management LLC (2011 to present).	N/A	N/A
Marcus L. Collins (1968)	Chief Compliance Officer and Secretary	Has served since.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

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(1) The term “Fund Complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

For Mr. Galley, Mr. Carter and Mr. Oakes, the Fund Complex consists of the Fund (1 Fund), RiverNorth Specialty Finance Corporation (1 Fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Fund), RiverNorth Opportunities Fund, Inc. (1 Fund), RiverNorth Opportunistic Municipal Income Fund, Inc (1 Fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund), RiverNorth Flexible Municipal Income Fund, Inc. (1 Fund) and the RiverNorth Funds (3 Funds). For Mr. Hutchens and Mr. Swanson, the Fund Complex consists of the Fund (1 Fund), RiverNorth Opportunistic Municipal Income Fund, Inc (1 Fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund), RiverNorth Flexible Municipal Income Fund, Inc. (1 Fund) and RiverNorth Opportunities Fund, Inc. (1 Fund). For Mr. Raio, the Fund Complex consists of the Fund (1 Fund), RiverNorth Flexible Municipal Income Fund, Inc. (1 Fund) and RiverNorth Opportunistic Municipal Income Fund, Inc (1 Fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund) and RiverNorth Specialty Finance Corporation (1 Fund).

(2) The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the director.

(3) Mr. Galley is deemed an “interested person” of the Fund due to his position as Chief Investment Officer of RiverNorth Capital Management, LLC, investment adviser to the Fund.

(4) Mr. Raio is deemed an “interested person” of the Fund due to his prior position as Managing Director – Head of Retail Origination at Wells Fargo, which has served as a broker and principal underwriter for other funds advised by the Adviser.

Board Leadership Structure. The Board of Directors, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Patrick W. Galley, the Chairman of the Board (“Chairman”), is not an Independent Director. The Board believes that the use of an interested director as Chairman is the appropriate leadership structure for the Fund given (i) Mr. Patrick Galley’s role in the day to day operations of the Adviser, (ii) the extent to which the work of the Board of Directors is conducted through the Audit Committee of the Board of Directors (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”), each of whose meetings is chaired by an Independent Director, (iii) the frequency that Independent Directors meet with their independent legal counsel and auditors in the absence of members of the Board of Directors who are interested directors of the Fund and management, and (iv) the overall sophistication of the Independent Directors, both individually and collectively. The members of Board of Directors also complete an annual self-assessment during which the directors review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board of Directors and in between meetings of the Board of Directors to generally act as the liaison between the Board of Directors and the Fund’s officers, attorneys and various other service providers, including but not limited to the Adviser and other such third parties servicing the Fund. The Board of Directors believes that having an interested person serve as Chairman of the Board of Directors enables Mr. Patrick Galley to more effectively carry out these liaison activities. The Board of Directors also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Fund to set the agenda for meetings of the Board of Directors to ensure that important matters are brought to the attention of and considered by the Board of Directors.

The Fund has two standing committees, each of which enhances the leadership structure of the Board of Directors: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Directors.

The Audit Committee is comprised of Messrs. Carter, Oakes, Hutchens, and Swanson, all of whom are “independent” as defined in the listing standard of the NYSE. Mr. Hutchens is the Chair of the Audit Committee and has been determined to qualify as an “audit committee financial expert” as such term is defined in Form N-CSR. The role of the Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with certain legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter that was most recently reviewed and approved by the Board of Directors on January 7, 2021. The Audit Committee Charter is available at the Fund’s website, www.rivernorth.com. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Common Shareholders. The independent accountants for the Fund report directly to the Audit Committee. During the last fiscal year, the Audit Committee held no meetings.

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The Nominating and Corporate Governance Committee is comprised of Messrs. Carter, Oaks, Hutchens, and Swanson. Mr. Carter is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become members of the Board of Directors in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider director candidates recommended by Common Shareholders. In considering candidates submitted by Common Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of Common Shareholders. Common Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) whether the Common Shareholder proposing such nominee believes the proposed nominee is, or is not, an “interested person”, (ii) the name and address, as they appear on the Fund’s books, of the Common Shareholder proposing such business or nomination, (iii) a representation that the Common Shareholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the Common Shareholder plans to deliver or solicit proxies from other Common Shareholders; (v) the class and number of Shares of the capital stock of the Fund, which are beneficially owned by the Common Shareholder and the proposed nominee to the Board of Directors, (vi) any material interest of the Common Shareholder or nominee in such business; (vii) the extent to which such Common Shareholder (including such Common Shareholder’s principals) or the proposed nominee to the Board of Directors has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the Shares or the daily quoted market price of the Fund held by such Common Shareholder (including the Common Shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; (viii) any substantial interest, direct or indirect, of such Common Shareholder or the proposed nominee in the Fund other than interest arising from ownership of Common Shares; (ix) to the extent known by such Common Shareholder, the name and address of any other Common Shareholder supporting the proposed nominee; (x) the nominee holder for, and number of, Common Shares owned beneficially but not of record by such Common Shareholder; (xi) the investment strategy or objective, if any, of such Common Shareholder who is not an individual and a copy of the prospectus, offering memorandum, or similar document, if any; and (xii) such other information regarding such nominee proposed by such Common Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Each eligible Common Shareholder or Common Shareholder group may submit no more than one Independent Director nominee each calendar year. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a director of the Fund. During the last fiscal year, the Nominating and Corporate Governance Committee held no meetings.

Director Qualifications. Mr. Patrick Galley is the Chief Investment Officer for the Fund’s investment adviser and a portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund’s President.

Risk Oversight. The Fund is confronted with a multitude of risks, such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board of Directors recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board of Directors, through its oversight and leadership, has and will continue to deem it necessary for Common Shareholders to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its Prospectus, SAI and other related documents.

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However, the Board of Directors has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including the Adviser and Subadviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board of Directors fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (i) evaluate the operation, policies and procedures of the Fund’s service providers, (ii) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report, and (iii) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Directors meet quarterly in executive sessions without the presence of any interested directors, the Adviser or Subadviser, or any of their affiliates. This configuration permits the Independent Directors to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment and allocate areas of responsibility between the full Board of Directors, its committees and certain officers of the Fund. Furthermore, the Independent Directors have engaged independent legal counsel and auditors to assist the Independent Directors in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Directors has determined its leadership role concerning risk management as one of oversight and not active management of the Fund’s day-to-day risk management operations.

Compensation. The Fund pays no salaries or compensation to its officers or to any interested Director affiliated with the Adviser or Subadviser, and the Fund has no employees. For their services, the Directors of the Fund who are not affiliated with the Adviser or Subadviser, receive an annual retainer in the amount of $16,500, and an additional $1,500 for attending each quarterly meeting of the Board. In addition, the lead Independent Director receives $250 annually, the Chair of the Audit Committee receives $500 annually and the Chair of the Nominating and Corporate Governance Committee receives $250 annually. The Directors not affiliated with the Adviser or Subadviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. The following tables show compensation with respect to the Fund and the Fund Complex. Patrick W. Galley is an interested person of the Fund and has not received any compensation from the Fund.

Name of Board Member	Estimated Compensation with respect to the Fund (1)	Estimated Total Compensation with respect to the Fund and Fund Complex (2)
John K. Carter	$22,750	$204,500
John S. Oakes	$22,750	$204,750
J. Wayne Hutchens	$23,000	$206,000
David M. Swanson	$22,500	$213,500
Jerry Raio	$22,500	$161,000

(1)	The compensation estimated for the first full fiscal year for services to the Fund.

(2)	The total estimated compensation estimated to be paid to the Director with respect to the Fund and the Fund Complex for a full calendar year.

Director Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each director in the Fund and Fund Complex as of December 31, 2020.

Director	Dollar Range of Beneficial Ownership in Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Director in the Fund Complex (1)
Independent Director:
John K. Carter	None	$50,001 - $100,000
John S. Oakes	None	Over $100,000
J. Wayne Hutchens	None	Over $100,000
David M. Swanson	None	$10,001 - $50,000
Interested Director:
Patrick W. Galley	None	Over $100,000
Jerry Raio	None	$10,001 - $50,000

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(1)	The Fund Complex consists of the Fund, RiverNorth Flexible Municipal Income Fund, RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Oaktree High Income Fund, RiverNorth Opportunities Fund, Inc, RiverNorth Opportunistic Municipal Income Fund, Inc. and RiverNorth Specialty Finance Corporation.

As of the date of this SAI, the Independent Directors of the Fund and immediate family members do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of the date of this SAI, the directors and officers of the Fund owned, as a group, less than 1% of the outstanding Common Shares of the Fund.

Securities Beneficially Owned

The Adviser has provided the initial capitalization of the Fund and therefore is deemed to be a control person because it was the sole Common Shareholder of the Fund at that time. However, it is anticipated that the Adviser will no longer be a control person of the Fund by virtue of share ownership once this offering of Common Shares is completed.

PROXY VOTING GUIDELINES

The Board of Directors of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser or Subadviser. The Adviser or Subadviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser or Subadviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s Common Shareholders, and those of the Adviser or Subadviser or an affiliated person of the Adviser or Subadviser. In such a case, the Adviser or Subadviser will abstain from making a voting decision and will forward all necessary proxy voting materials to the Fund to enable the Board of Directors to make a voting decision. The Adviser or Subadviser shall make a written recommendation of the voting decision to the Board of Directors, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or Subadviser’s) proxy voting policies. The Board of Directors shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser or Subadviser, is most consistent with the Adviser’s or Subadviser’s proxy voting policies and in the best interests of Common Shareholders. When the Board of Directors of the Fund is required to make a proxy voting decision, only the directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Adviser and Subadviser vote proxies pursuant to the proxy voting policies and guidelines set forth in Appendix A and B, respectively, to this SAI.

You may also obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at www.sec.gov or by visiting the Fund’s website at www.rivernorth.com (this reference to the Fund’s website does not incorporate the contents of the website into this SAI).

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Registration Statement may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Registration Statement also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

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FINANCIAL STATEMENT AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of

RiverNorth Flexible Municipal Income Fund II, Inc.

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of RiverNorth Flexible Municipal Income Fund II, Inc. (the “Fund”) as of January 15, 2021, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of January 15, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement and confirmation of cash owned as of January 15, 2021, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by RiverNorth Capital Management, LLC since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 20, 2021

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RiverNorth Flexible Municipal Income Fund II, Inc.
Statement of Assets and Liabilities
January 15, 2021

Assets:
Cash	$100,000
Total Assets	$100,000
Net Assets	$100,000
Components of Net Assets:
Paid-in capital	$100,000
Net Assets	$100,000
Shares of beneficial interest outstanding, at $0.0001 par value, and 50,000,000 shares authorized	5,000
Offering price and net asset value per common share	$20.00

The accompanying notes are an integral part of this financial statement.

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RiverNorth Flexible Municipal Income Fund II, Inc.

Notes to Financial Statement

January 15, 2021

Note 1—Organization and Registration

RiverNorth Flexible Municipal Income Fund II, Inc. (the “Fund”) is a diversified, closed-end management investment company that was organized as a Maryland corporation on June 10, 2020, as amended on January 13, 2021. The Fund’s primary investment objective is current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return. The Fund has not had any operations other than the sale and issuance of 5,000 common shares of beneficial interest at an aggregate purchase price of $100,000 to RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), at a net asset value of $20.00 per share. Shares issued by the Fund are not subject to a sales load. The Fund’s sub-adviser is MacKay Shields LLC (“MacKay” or the “Sub-adviser”).

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statement. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Use of Estimates - The preparation of the financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. The Fund believes that these estimates utilized in preparing the financial statement are reasonable and prudent; however, actual results could differ from these estimates.

Indemnifications - In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Income Taxes - For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made. The Fund intends to file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

Note 3—Organizational Expenses and Offering Costs

RiverNorth (and not the Fund) has agreed to pay all of the Fund’s organizational expenses and offering costs. As a result, organizational expenses and offering costs of the Fund are not reflected in the Fund’s financial statement. The Fund is not obligated to repay any such organizational expenses or offering costs paid by RiverNorth.

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RiverNorth Flexible Municipal Income Fund II, Inc.

Notes to Financial Statement

January 15, 2021

Note 4—Investment Advisory and Other Agreements

RiverNorth will serve as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund will pay RiverNorth an annual management fee of 1.40% of the Fund’s average Daily Managed Assets (the “Daily Managed Assets”) for the services and facilities it provides to the Fund (the “Unitary Management Fee”). Out of the Unitary Management Fee, the Adviser will pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent directors and other services, except for costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limit, through the use by the Fund of tender option bond transactions or preferred shares, brokerage expenses, taxes and governmental fees, fees and expenses of any underlying funds in which the Fund invests, dividend and interest expense on short positions, fees and expenses of independent directors, certain fees and expenses associated with shareholder meetings, costs associated with any future share offerings, tender offers and other share repurchases and redemptions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Unitary Management Fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

For these purposes, managed assets is defined as total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). The provisions of the Investment Company Act of 1940 provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage). Under current market conditions, the Fund intends to utilize leverage in an amount equal to 35% of the Fund’s Managed Assets from the proceeds of tender option bond transactions. The adviser will assess whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. Leverage, if used, is expected to take the form of a borrowing or the issuance of preferred stock, although the Fund currently anticipates that leverage will initially be obtained through the use of proceeds received from tender option bond transactions.

Pursuant to an Investment Sub-advisory Agreement, RiverNorth has retained MacKay as the Fund’s sub-adviser and will pay MacKay an annual fee of 0.20% based on the Fund’s average Daily Managed Assets.

ALPS Fund Services, Inc. (“AFS”), serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset and Daily Managed Assets values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund.

DST Systems, Inc. (“DST”), an affiliate of AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

The Fund’s Board of Directors approved the Investment Advisory Agreement and the Investment Sub-advisory Agreement at its January 7, 2021 organizational meeting.

A Director and certain Officers of the Fund are also employees/officers of the Adviser or AFS.

The Chief Compliance Officer of the Fund is an affiliate of the Fund.

42

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Proxy Voting

RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies. Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients (“Funds”). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

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–when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

–seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

–vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

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Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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APPENDIX B

MacKay Shields LLC

Proxy Voting Policies and Procedures

Revised February 2020

1.	Introduction

MacKay Shields LLC (“MacKay Shields” or the “Firm”), has adopted these “Proxy Voting Policy and Procedures” (the “Policy”) to ensure the Firm’s compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to reasonably ensure that proxies are voted in the best interests of the Firm’s clients.

2.	Statement of Policy

2.1         It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives, including MacKay Shields’ interests. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

2.2         When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

2.3         MacKay Shields may choose not to vote proxies under the following circumstances:

•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;
•	If the cost of voting the proxy outweighs the possible benefit to the client; or
•	If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.

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3.	Use of Third Party Proxy Voting Service Provider

To discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services, Inc., (“ISS”), to research voting proposals, analyze the financial implications of voting proposals and vote proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.

4.	Proxy Voting Guidelines

4.1         MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS non-union domestic or global proxy voting guidelines, as in effect from time to time (“Non-Union Guidelines”). Refer to Exhibit A for the current U.S. Summary Proxy Voting Guidelines.

4.2         MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or international proxy voting guidelines, as in effect from time to time (“Union Guidelines”). A summary of the current Taft-Hartley U.S. Voting Guidelines and Taft- Hartley International Voting Guidelines are attached as Exhibit B.

4.3         For purposes of the Policy, the Non-Union and Union Guidelines are collectively referred to as the Standard Guidelines.

4.4         A client may choose to use proxy voting guidelines different from the Standard Guidelines (“Custom Guidelines”). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.

4.5         In the event the Standard Guidelines or any client’s Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a “case- by-case” basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.6         Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client’s specific request even if it is in a manner inconsistent with the Standard Guidelines or the client’s Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7         In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client’s Custom Guidelines, as the case may be. However, it is recognized that the Firm’s portfolio management team has the ultimate responsibility for proxy voting.

B-2

4.8         For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client’s proxy in accordance with such request.

5.	Client Account Set-up and Review

5.1         Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay’s Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client’s proxies. Any such refusal shall be in writing.

5.2         If MacKay Shields has authority to vote a client’s proxies, the marketing or client service person responsible for setting up the account will ask the client to specify in writing (which may be by e-mail) whether the Firm should vote proxies in accordance with the Non-Union Guidelines, Union Guidelines or Custom Guidelines, unless specified in the client’s investment management agreement.

5.3         In most cases, the delegation of voting authority to MacKay Shields, and the Firm’s use of a third-party proxy voting service provider shall be memorialized in the client’s investment management agreement.

5.4         MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client’s account for which the Firm has proxy voting authority is established on the appropriate systems and that each such account is properly coded for voting under the appropriate Non-Union Guidelines, Union Guidelines or Custom Guidelines, as the case may be.

6.	Overriding Guidelines

A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm’s clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C.

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7.	Referral of Voting Decision by ISS to MacKay Shields

7.1         In the event that the Standard Guidelines or a client’s Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2         In the event that the Standard Guidelines or a client’s Custom Guidelines require a “case-by-case” determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3         In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8.	Conflicts of Interest

8.1         The Firm’s portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted (“Conflict”).

8.2.        By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

•	Manages the issuer’s or proponent’s pension plan;
•	Administers the issuer’s or proponent’s employee benefit plan;
•	Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
•	Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;
•	A director of the issuer or proponent;
•	A person who is a candidate to be a director of the issuer;
•	A participant in the proxy contest; or
•	A proponent of a proxy proposal.

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8.3         Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4         After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance Department for review. If the Firm’s General Counsel (“GC”) or Chief Compliance Officer (“CCO”) determines that there is no potential Conflict, the GC or CCO or their designee may instruct ISS to vote the proxy issue as set forth in the completed Form.

8.5         If the GC or CCO determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

8.6         In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:

•	The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.
•	The nature of the relationship of the issuer or proponent with the Firm, its affiliates or its executive officers.
•	Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.
•	Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.
•	Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.

MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

9.	Securities Lending

If MacKay Shields portfolio managers or their designees become aware of an upcoming shareholder meeting where there is an important vote to be taken, or become aware of a request for consent of security holders on a material matter affecting the investment, MacKay Shields will consider whether to request that clients call back securities loans, if applicable. In determining whether to request that clients call back securities loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter or giving or withholding consent outweighs the benefit to the client in keeping the security on loan. There may be instances when MacKay Shields may not be aware of the upcoming shareholder meeting or request for consent with sufficient time in advance to make such a request, or when MacKay Shields’ request that a client call back a securities loan in sufficient time to vote or give or withhold consent may not be successful.

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10.	Reporting

Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client’s portfolio. The report will generally contain the following information:

•	The name of the issuer of the security;
•	The security’s exchange ticker symbol;
•	The security’s CUSIP number;
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether MacKay Shields cast its vote on the matter on behalf of the client;
•	How MacKay Shields voted on behalf of the client; and
•	Whether MacKay Shields voted for or against management on behalf of the client.

11.	Record-Keeping

Either MacKay Shields or ISS as indicated below will maintain the following records:

•	A copy of the Policy and MacKay’s Standard Guidelines and Custom Guidelines;
•	A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client’s custodian regarding client securities;
•	A record of each vote cast by MacKay Shields on behalf of a client;
•	A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and
•	A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.

Such records must be maintained for at least eight years, the first two years in an appropriate office of MacKay Shields.

12.	Review of Voting and Guidelines

As part of its periodic reviews, MacKay Shields’ Legal/Compliance Department will conduct an annual review of the prior year’s proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee.

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13.	How to Request Information On How the Firm Voted Proxies

Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing and mailed or faxed [(212) 303-6397] to MacKay Shields Client Services Department at:

MacKay Shields LLC

1345 Avenue of the Americas New

York, NY 10105 ATTN: Client

Services

Exhibits:

Exhibit A - 2020 U.S. Summary Proxy Voting Guidelines (Standard Guidelines for non-union clients) – published November 18, 2019. Effective for Meetings on or after February 1, 2020

Exhibit B (Part I and II) - 2020 U.S. Taft-Hartley Proxy Voting Guidelines and 2020 International Taft-Hartley Proxy Voting Guidelines (Standard Guidelines for union clients (Taft-Hartley) (US and International)) – published December 31, 2019

Schedule C-         Proxy Vote Override/Decision Form

Access to the ISS Voting Guidelines mentioned above and other ISS Voting Guidelines are available at https://www.issgovernance.com/policy-gateway/voting-policies/

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 PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. A Financial Statement indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 is being filed in this Pre-effective Amendment to the Registration Statement on Form N-2.

2.	Exhibits:

a.1	Articles of Incorporation. (1)

a.2	Articles of Amendment and Restatement. (2)

b.	By-Laws of Fund. (2)

c.	None.

d.	None.

e.	Terms and Conditions of the Dividend Reinvestment Plan.

f.	None.

g.1	Investment Management Agreement between Registrant and RiverNorth Capital Management, LLC.

g.2	Sub-Advisory Agreement between RiverNorth Capital Management, LLC and MacKay Shields LLC.

h.1	Form of Underwriting Agreement.

h.2	Form of Master Agreement Among Underwriters.

h.3	Form of Master Selected Dealers Agreement.

h.4	Closed-End Fund Distribution Services Agreement.

i.	None.

j.1	Master Custodian Agreement.

j.2	Letter Amending Appendix A to the Master Custodian Agreement.

k.1	Agency Agreement with DST Systems, Inc.

k.2	Adoption Agreement to Agency Agreement.

k.3	Administration Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc.

k.4	Form of Structuring Fee Agreement with UBS Securities LLC.

k.5	Form of Structuring Fee Agreement with Wells Fargo Securities, LLC.

k.6	Form of Structuring Fee Agreement with RBC Capital Markets, LLC.

k.7	Form of Structuring Fee Agreement with Stifel, Nicolaus & Company, Incorporated.

k.8	Form of Sales Incentive Agreement.

l.1	Opinion and consent of Fund counsel.

l.2	Opinion and consent of Maryland counsel.

m.	None.

n.	Consent of Independent Registered Public Accounting Firm.

o.	None.

p.	Subscription Agreement.

q.	None.

r.1	Code of Ethics of Registrant.

r.2	Code of Ethics of RiverNorth Capital Management, LLC.

r.3	Code of Ethics of Mackay Shields LLC.

s.	Powers of Attorney. (2)

(1)	Filed on July 10, 2020 with Registrant’s Registration Statement on Form N-2 (File No. 333- 239784) and incorporated herein by reference.

(2)	Filed on January 14, 2021 with Registrant's Registration Statement on Form N-2 (File No. 333-239784) and incorporated herein by reference.

*	To be filed by amendment.

Item 26: Marketing Arrangements

See the Form of Underwriting Agreement, the Form of Master Agreement Among Underwriters, the Form of Master Selected Dealers Agreement, the Form of Closed-End Fund Distribution Services Agreement, the Form of Structuring Fee Agreement with UBS Securities LLC, the Form of Structuring Fee Agreement with Wells Fargo Securities, LLC, the Form of Structuring Fee Agreement with RBC Capital Markets, LLC, the Form of Structuring Fee Agreement with Stifel, Nicolaus & Company, Incorporated and the Form of Sales Incentive Fee Agreement filed as Exhibit (h)(1), Exhibit (h)(2), Exhibit (h)(3), Exhibit (h)(4), Exhibit (k)(4), Exhibit (k)(5), Exhibit (k)(6), Exhibit (k)(7), and Exhibit (k)(8), respectively, to the Registrant's Registration Statement.

Item 27: Other Expenses of Issuance and Distribution*

Securities and Exchange Commission Fees	$54,550
Financial Industry Regulatory Authority, Inc. Fees	$75,500
Printing and Engraving Expenses	$126,000
Legal Fees	$255,000
Listing Fees	$40,000
Accounting Expenses	$5,000
Blue Sky Filing Fees and Expenses	$0
Miscellaneous Expenses	$86,500
Total	$642,550

*	These items are paid by RiverNorth Capital Management, LLC, not the Registrant.

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At February 22, 2021

Title of Class	Number of Record Holders
Common Shares, $0.0001 par value	1

Item 30: Indemnification

Section 7.2 of the Articles of Amendment and Restatement of the Registrant provides as follows:

Any person who is made a party or is threatened to be made a party in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation as a director, officer, partner, trustee, employee, agent, or fiduciary of another corporation, partnership, joint venture, trust, enterprise, or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements, and reasonable expenses (including attorneys’ fees) actually incurred by such person in connection with such action, suit, or proceeding to the fullest extent permissible under Maryland law, the Securities Act, and the 1940 Act, as such statutes are now or hereinafter in force. In addition, the Corporation shall advance expenses to its current and former directors and officers who are made, or are threatened to be made, parties to any action, suit, or proceeding described above to the fullest extent that advancement of expenses is permitted by Maryland law, the Securities Act and the 1940 Act. The Board of Directors, by Bylaw, resolution, or agreement, may make further provision for indemnification of directors, officers, employees, and agents to the fullest extent permitted by Maryland law. No provision of this Article VII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which she or he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of her or his office. Upon the direction of the Board of Directors, an advancement-of-costs agreement may be required in order to require the repayment of reimbursed expenses in the event that the foregoing exclusion was later determined to apply.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions “Board Members and Officers” is hereby incorporated by reference.

The principal occupation of the directors and officers of RiverNorth Capital Management, LLC (the “Adviser”) are their services as directors and officers of the Adviser. The address of the Adviser is 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654.

Set forth below is information as to any other business, profession, vocation and employment of a substantial nature in which each officer of the Adviser is, or at any during the last two fiscal years has been, engaged for their own account or in the capacity of director, officer, employee partner or trustee:

Name*	Positions with RiverNorth Capital Management, LLC	Other Business Connections	Type of Business
Patrick W. Galley	Chief Executive Officer, Chief Investment Officer and Board of Managers	President and Trustee, RiverNorth Funds; Board of Directors, RiverNorth Holdings, Co.; Board of Managers, RiverNorth Financial Holdings, LLC.	Investments
Jonathan M. Mohrhardt	President, Chief Operating Officer and Board of Managers	Treasurer, RiverNorth Funds; Board of Directors, RiverNorth Holdings, Co.; Board of Managers, RiverNorth Financial Holdings, LLC	Investments
Marcus L. Collins	Secretary, General Counsel and Chief Compliance Officer	Chief Compliance Officer, RiverNorth Funds	Investments
Stephen A. O’Neill	Portfolio Manager	Portfolio Manager, RiverNorth Funds	Investments

*	The address for each of the named is 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654.

Mackay Shields LLC

The Registrant’s sub-adviser, Mackay Shields LLC (the “Subadviser”), is a Delaware limited liability company. The list required by this Item 31 of officers and trustees of the Subadviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Subadviser and such officers and trustees during the past two years, is incorporated by reference to Form ADV (SEC File No. 801-5594) filed by the Subadviser pursuant to the Investment Advisers Act of 1940, as amended.

Item 32: Location of Accounts and Records.

RiverNorth Capital Management, LLC maintains the Charter, By-Laws, minutes of directors and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 22nd day of February, 2021.

RiverNorth Flexible Municipal Income Fund II, Inc.

By:	/s/ Patrick W. Galley
Patrick W. Galley, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title		Date
By:	/s/ Patrick W. Galley	President (Principal Executive Officer)		February 22, 2021
Patrick W. Galley
By:	/s/ Jonathan M Mohrhardt	Chief Financial Officer and Treasurer (Principal Financial Officer/Principal Accounting Officer)		February 22, 2021
Jonathan M Mohrhardt
By:	/s/ Patrick W. Galley	Chairman of the Board and Director		February 22, 2021
Patrick W. Galley
	John K. Carter(1)	Director )	By:	/s/ Patrick W. Galley
	John S. Oakes(1)	Director )		Patrick W. Galley
	J. Wayne Hutchens(1)	Director )		Attorney-In-Fact
	David M. Swanson(1)	Director )		February 22, 2021
	Jerry Raio(1)	Director )

(1) Original powers of attorney authorizing Joshua B. Deringer, Diana E. McCarthy and Patrick W. Galley to execute Registrant’s Registration Statement, and Amendments thereto, for the directors of the Registrant on whose behalf this Registration Statement is filed, were previously executed and were filed on January 14, 2021 as Exhibit s. to the Registrant’s Registration Statement on Form N-2 (File No. 333-237863).

INDEX TO EXHIBITS

e.	Terms and Conditions of the Dividend Reinvestment Plan.

g.1	Investment Management Agreement between Registrant and RiverNorth Capital Management, LLC.

g.2	Sub-Advisory Agreement between RiverNorth Capital Management, LLC and MacKay Shields LLC.

h.1	Form of Underwriting Agreement.

h.2	Form of Master Agreement Among Underwriters.

h.3	Form of Master Selected Dealers Agreement.

h.4	Closed-End Fund Distribution Services Agreement.

j.1	Master Custodian Agreement.

j.2	Letter Amending Appendix A to the Master Custodian Agreement.

k.1	Agency Agreement with DST Systems, Inc.

k.2	Adoption Agreement to Agency Agreement.

k.3	Administration Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc.

k.4	Form of Structuring Fee Agreement with UBS Securities LLC.

k.5	Form of Structuring Fee Agreement with Wells Fargo Securities, LLC.

k.6	Form of Structuring Fee Agreement with RBC Capital Markets, LLC.

k.7	Form of Structuring Fee Agreement with Stifel, Nicolaus & Company, Incorporated.

k.8	Form of Sales Incentive Agreement.

l.1	Opinion and consent of Fund counsel.

l.2	Opinion and consent of Maryland counsel.

n.	Consent of Independent Registered Public Accounting Firm.

p.	Subscription Agreement.

r.1	Code of Ethics of Registrant.

r.2	Code of Ethics of RiverNorth Capital Management, LLC.

r.3	Code of Ethics of Mackay Shields LLC.